As filed with the Securities and Exchange Commission on July 13, 2007

Securities Act File No. 333-143524

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

 Post-Effective Amendment No. __

(Check appropriate box or boxes)

BLACKROCK FUNDS II
(Exact Name of Registrant as Specified in the Declaration of Trust)

Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257
(Area Code and Telephone Number)

Brian Kindelan, Esq.
BlackRock Advisors, LLC
Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(Name and Address of Agent for Service)

Copies to:

Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

Title of securities being registered: Institutional shares

 Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such Rule, no filing fee is being paid at this time.

This registration statement relates solely to Registrant’s GNMA Portfolio.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of The GNMA Fund Investment Accumulation Program, Inc.

2.	Questions and Answers to Shareholders of The GNMA Fund Investment Accumulation Program, Inc.

3.	Notice of Special Meeting of Shareholders of The GNMA Fund Investment Accumulation Program, Inc.

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of The GNMA Fund Investment Accumulation Program, Inc. into the GNMA Portfolio, a series of BlackRock Funds II

5.	Statement of Additional Information regarding the proposed reorganization of The GNMA Fund Investment Accumulation Program, Inc. into the GNMA Portfolio, a series of BlackRock Funds II

6.	Part C Information

7.	Exhibits

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(800) 441-7762

July __, 2007

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”) to be held on August 23, 2007. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the GNMA Program.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the GNMA Program into the GNMA Portfolio (the “BlackRock Portfolio”), a series of BlackRock Funds II and a fund with investment policies similar to those of the GNMA Program. This proposed Reorganization is part of the effort to consolidate investment companies for which BlackRock Advisors, LLC (“BlackRock Advisors”) or its affiliates act as investment adviser and/or administrator and also have similar investment objectives and strategies, in order to eliminate redundancies and achieve certain operating efficiencies.

The Board of Directors of the GNMA Program believes the Reorganization is in the best interests of the GNMA Program and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;
•	By Internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

Robert C. Doll, Jr. President and Director

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

        We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to consider the proposed reorganization (“Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”) and the BlackRock GNMA Portfolio (the “BlackRock Portfolio”), a series of BlackRock Funds II (“BlackRock Trust”), which is a Massachusetts business trust. The BlackRock Portfolio pursues investment policies similar to those of the GNMA Program. If the proposed Reorganization is approved and completed, you will become a shareholder of the BlackRock Portfolio and the GNMA Program will be dissolved as a Maryland corporation and deregistered as an investment company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Portfolio.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the GNMA Program (the “GNMA Program Board”) has determined that the proposed Reorganization will benefit the shareholders of the GNMA Program and recommends that you cast your vote “For” the proposed Reorganization. The GNMA Program Board believes that the Reorganization will benefit shareholders of the GNMA Program because they will become invested in a fund that has similar investment policies. Also, GNMA Program shareholders will have lower expenses until February 1, 2008 due to a contractual expense cap and for two years after the closing of the Reorganization under a voluntary expense cap that cannot be changed by the adviser of the BlackRock Portfolio, BlackRock Advisors, LLC (“BlackRock Advisors”), without the approval of the Board of Trustees (the “BlackRock Board”) of the BlackRock Trust. In addition, the Reorganization provides shareholders with the ability to exchange the Institutional shares they receive in the Reorganization for Institutional shares of other BlackRock Funds, providing the potential for greater diversification.

Q:	How will the Reorganization affect me?

A:	If shareholders of the GNMA Program approve the proposed Reorganization, the BlackRock Portfolio will acquire substantially all of the assets and certain stated liabilities of the GNMA Program and you will receive Institutional shares of the BlackRock Portfolio that will have an aggregate net asset value equal to the aggregate net asset value of the GNMA Program shares you own immediately prior to the Reorganization.

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Q.	Will I own the same number of shares of the BlackRock Portfolio as I currently own of the GNMA Program?

A.	No, you will receive shares of the BlackRock Portfolio with the same aggregate net asset value as the shares of the GNMA Program you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the GNMA Program and the BlackRock Portfolio as of the close of trading on the New York Stock Exchange on the business day before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the BlackRock Portfolio is lower than the net asset value of the corresponding share of the GNMA Program, you will receive a greater number of shares of the BlackRock Portfolio in the Reorganization than you held in the GNMA Program before the Reorganization. On the other hand, if the net asset value of a share of the BlackRock Portfolio is higher than the net asset value of the corresponding share of the GNMA Program, you will receive fewer shares of the BlackRock Portfolio in the Reorganization than you held in the GNMA Program before the Reorganization. The aggregate net asset value of your GNMA Program shares immediately after the Reorganization will be the same as the aggregate net asset value of your GNMA Program shares immediately prior to the Reorganization. As of the date of this Combined Prospectus/Proxy Statement, the net asset value per share of the BlackRock Portfolio is lower than that of the GNMA Program. If this is true as of the Valuation Time for the Reorganization, GNMA Program shareholders will receive a greater number of shares of the BlackRock Portfolio than they own of the GNMA Program.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:	BlackRock Advisors will serve as the Combined Fund’s investment adviser and the portfolio managers who currently run the day-to-day operations of the BlackRock Portfolio will manage the Combined Fund following the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	How do operating expenses paid by the BlackRock Portfolio compare to those payable by the GNMA Program?

A:	Following the Reorganization, the BlackRock Portfolio’s projected net operating expenses are expected to be lower than those of the GNMA Program after taking into account contractual expense caps. The BlackRock Trust is party to an expense limitation agreement with BlackRock Advisors whereby the total expenses of the Institutional shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) paid by the BlackRock Portfolio have been contractually capped at 0.60% of such shares’ average daily net assets until February 1, 2008. This agreement will continue in effect from year to year thereafter if approved by a majority of the Trustees who (i) are not “interested persons” of the BlackRock Trust or BlackRock Advisors (the “Non-Interested Trustees”), and (ii) have no direct or indirect financial interest in the operation of the agreement. In addition, BlackRock Advisors has voluntarily agreed to limit the net expenses for the Institutional shares (excluding interest expense, acquired fees and expenses and certain other fund expenses) to 0.48% of such shares’ average daily net assets for a period of two years following the closing of the Reorganization. This voluntary waiver may not be changed without BlackRock Board approval. Total expenses may increase following the two year period. In addition, after the Reorganization the shareholders of the GNMA Program will be subject to an advisory fee, which is a fee the GNMA Program does not currently incur.

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Q:	What will I have to do to open an account in the BlackRock Portfolio? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, you will receive Institutional shares of the BlackRock Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the GNMA Program you own immediately prior to the Reorganization. If you currently hold certificates representing your shares of the GNMA Program, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Portfolio will be issued in connection with the Reorganization.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?
A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the GNMA Program will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange for shares of the BlackRock Portfolio or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the BlackRock Portfolio in connection with the Reorganization.

A portion of the portfolio assets of the GNMA Program may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the GNMA Program’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the GNMA Program’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the GNMA Program will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting of the GNMA Program shareholders (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting and have the proxy card in hand.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur before the end of the fourth quarter of 2007. The Reorganization will not take place if the Reorganization Agreement is not approved by the GNMA Program’s shareholders at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call Broadridge Financial Solutions, Inc., our proxy solicitation firm, at 1-877-777-3406.

        Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(800) 441-7762

July [    ], 2007

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 23, 2007

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”) will be held on August 23, 2007 at 11:00 a.m. Eastern time, at the offices of BlackRock Investment Management, LLC, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, for the following purposes:

(1)	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the GNMA Portfolio (“BlackRock Portfolio”), a series of BlackRock Funds II (the “BlackRock Trust”), would acquire substantially all of the assets and certain stated liabilities of the GNMA Program, in exchange solely for Institutional shares of the BlackRock Portfolio, which will be distributed by the GNMA Program to the holders of its shares in complete liquidation thereof; and

(2)	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the GNMA Program has fixed the close of business on June 25, 2007 as the record date for determination of shareholders of the GNMA Program entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the GNMA Program. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see page 36 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Directors,

Alice A. Pellegrino Secretary

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COMBINED PROSPECTUS/PROXY STATEMENT

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(800) 441-7762

BLACKROCK FUNDS II
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

        This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”). A special meeting of shareholders of the GNMA Program (the “Special Meeting”) will be held at the offices of BlackRock Investment Management, LLC, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055 on Thursday, August 23, 2007 at 11:00 a.m. Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the GNMA Program at the close of business on June 25, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the GNMA Program on or about July 20, 2007. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the GNMA Program (“GNMA Program Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the internet.

        The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the GNMA Portfolio (“BlackRock Portfolio”), a series of the BlackRock Funds II (the “BlackRock Trust”), would acquire substantially all of the assets and certain stated liabilities of the GNMA Program, in exchange solely for Institutional shares of the BlackRock Portfolio, which will be distributed by the GNMA Program to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

        The GNMA Program Board, and the Board of Trustees of the BlackRock Trust on behalf of the BlackRock Portfolio (the “BlackRock Board”), have each approved the reorganization (the “Reorganization”) by which the GNMA Program would be reorganized into the BlackRock Portfolio. The BlackRock Portfolio has investment policies similar to those of the GNMA Program. The GNMA Program does not have an investment adviser, but BlackRock Advisors, LLC (“BlackRock Advisors”), which is the investment adviser for the BlackRock Portfolio, serves as the administrator of the GNMA Program. The Reorganization is part of a larger initiative to consolidate certain of the funds advised by BlackRock Advisors or its affiliates that have similar investment policies in order to eliminate redundancies and achieve certain operating efficiencies.

        If the GNMA Program shareholders approve the Reorganization, the GNMA Program will transfer substantially all of its assets and certain stated liabilities to the BlackRock Portfolio. The BlackRock Portfolio will simultaneously issue Institutional shares to the GNMA Program in an amount equal to the aggregate net asset value of the outstanding shares of the GNMA Program immediately prior to the Reorganization. Immediately thereafter, the GNMA Program will distribute these shares of the BlackRock Portfolio to its shareholders. After distributing these shares, the

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GNMA Program will be dissolved as a Maryland corporation and deregistered as an investment company. When the Reorganization is complete, the GNMA Program’s shareholders will hold Institutional shares of the BlackRock Portfolio. Institutional shares have no initial sales charges, contingent deferred sales charges (or “CDSCs”), 12b-1 fees or redemption fees. The aggregate net asset value of the BlackRock Portfolio shares received in the Reorganization will equal the aggregate net asset value of the GNMA Program shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Portfolio will continue to operate as a series of a registered open-end investment company.

        This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the GNMA Program should know before voting on the Reorganization and constitutes an offering of the BlackRock Portfolio. Please read it carefully and retain it for future reference.

        The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated July __, 2007 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•	The prospectus relating to the GNMA Program, dated April 25, 2007, as supplemented (the “GNMA Program Prospectus”);
•	The statement of additional information relating to the GNMA Program, dated April 25, 2007, as supplemented (the “GNMA Program SAI”); and
•	The Annual Report to Shareholders of the GNMA Program for the fiscal year ended December 31, 2006 (the “GNMA Program Annual Report”).

        The following documents each have been filed with the SEC, and are incorporated herein by reference to (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•	The BlackRock Portfolio Prospectus for Institutional shares (the “BlackRock Prospectus”) dated June 1, 2007, supplemented as of June 28, 2007;
•	The BlackRock Funds II Statement of Additional Information (the “BlackRock SAI”) dated June 1, 2007;
•	The Annual Report to Shareholders of the BlackRock Portfolio for the fiscal year ended September 30, 2006 (the “BlackRock Annual Report”); and
•	The Semi-Annual Report to Shareholders of the BlackRock Portfolio for the fiscal period ended March 31, 2007 (the “BlackRock Semi-Annual Report”).

        Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the BlackRock Prospectus will apply to the Institutional shares to be issued by the BlackRock Portfolio in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

        Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

The GNMA Fund Investment Accumulation Program, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 1-800-441-7762	BlackRock Funds II 100 Bellevue Parkway Wilmington, Delaware 19809 1-800-441-7762

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        If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

        You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)
Call 1-202-551-8090 for hours of operation of the Public Reference Section

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

        The GNMA Program Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is July __, 2007.

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SUMMARY

        The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

        Each of the GNMA Program and the BlackRock Trust (of which the BlackRock Portfolio is a series) is an open-end management investment company registered with the SEC. The GNMA Program is organized as a corporation under the laws of the State of Maryland. The BlackRock Portfolio is a separate series of BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The investment objective of the GNMA Program is safety of capital and current income, and its principal investment strategy is to invest at least 80% of its assets in securities issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The BlackRock Portfolio’s investment objective is to maximize total return, consistent with income generation and prudent investment management, and its principal investment strategy is to invest at least 80% of its assets in Ginnie Mae securities.

        The GNMA Program does not have an investment adviser. BlackRock Advisors is the administrator to the GNMA Program. BlackRock Advisors supervises the GNMA Program’s business operations, performs certain administrative services and provides office space, facilities and personnel to perform these services. The Bank of New York (“BONY”) acts as transaction agent for the GNMA Program by investing available cash from sales of shares in Ginnie Maes. The BlackRock Portfolio has BlackRock Advisors as its investment adviser.

        Shares of the GNMA Program were offered only to holders of certain series of Defined Asset Funds, which were various series of unit investment trusts with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) as a sponsor. The unit investment trusts that offered reinvestment of distributions into the GNMA Program have terminated. The BlackRock Portfolio is publicly offered on a continuous basis, and its shares may be purchased through its distributor, BlackRock Distributors, Inc. (“BDI”).

The Proposed Reorganization

        The GNMA Program Board, including the Directors who are not “interested persons” of the GNMA Program (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. The BlackRock Board, including the Trustees who are not “interested persons” of the BlackRock Trust (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Subject to approval by the GNMA Program shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all of the assets and certain stated liabilities of the GNMA Program to the BlackRock Portfolio in exchange for Institutional shares of the BlackRock Portfolio;
•	the distribution of such shares to the GNMA Program’s shareholders; and
•	the dissolution of the GNMA Program as a Maryland corporation.

        If the proposed Reorganization is approved and completed, the GNMA Program’s shareholders would hold Institutional shares of the BlackRock Portfolio with an aggregate net asset value (or “NAV”) equal to the aggregate net asset value of the GNMA Program shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

        On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates, combined with that of BlackRock, Inc. to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

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        The Reorganization is part of a larger initiative to consolidate certain of the funds advised by BlackRock Advisors or its affiliates that have similar investment policies in order to eliminate redundancies and achieve certain operating efficiencies.

        In approving the Reorganization Agreement, the GNMA Program Board, including the independent Directors, determined that the Reorganization is advisable and in the best interests of the GNMA Program. Before reaching these conclusions, the GNMA Program Board and its independent Directors engaged in a thorough review process relating to the proposed Reorganization. The GNMA Program Board approved the Reorganization at a meeting held on May 24, 2007. The GNMA Program Board has directed that the Reorganization be submitted for consideration at the Special Meeting.

        The factors considered by the GNMA Program Board with regard to the Reorganization include, but are not limited to, the following:

•	The similarity of the investment policies of the GNMA Program and the BlackRock Portfolio. See “Comparison of the GNMA Program and the BlackRock Portfolio—Investment Objectives and Principal Investment Strategies.”
•	The fact that the asset base of the GNMA Program will continue to shrink due to the termination of the unit investment trusts that offered reinvestment of distributions into the GNMA Program. The decreasing assets of the GNMA Program will cause its current expenses to rise for its remaining shareholders.
•	The expectation that the combined fund resulting from the completion of the Reorganization (“Combined Fund”) will achieve certain operating efficiencies from its larger net asset size.
•	The expectation that the Combined Fund will have net operating expenses lower than those of the GNMA Program prior to the Reorganization taking into account a contractual expense limitation agreement and voluntary waivers. The BlackRock Trust is party to an expense limitation agreement with BlackRock Advisors whereby the total expenses of the Institutional shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) paid by the BlackRock Portfolio have been contractually capped at 0.60% of such shares’ average daily net assets until February 1, 2008. This agreement will continue in effect from year to year thereafter if approved by a majority of the Trustees who (i) are not “interested persons” of the BlackRock Trust or BlackRock Advisors (the “Non-Interested Trustees”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. In addition, BlackRock Advisors has voluntarily agreed to limit the net expenses for the Institutional shares (excluding interest expense, acquired fees and expenses and certain other fund expenses) to 0.48% of such shares’ average daily net assets for a period of two years following the closing of the Reorganization. This voluntary waiver may not be changed without Board approval. Total expenses may increase following the two year period. In addition, after the Reorganization the shareholders of the GNMA Program will be subject to an advisory fee, which is a fee the GNMA Program does not currently incur.

•	GNMA Program shareholders will receive Institutional shares of the BlackRock Portfolio, which are similar to the shares of common stock of the GNMA Program in that they do not have any initial sales loads, CDSCs, 12b-1 fees or redemption fees. This share class provides the ability for holders to exchange their shares for Institutional shares of other BlackRock Funds, providing the potential for greater diversification.
•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
•	The composition of the investment team that will manage the Combined Fund and the fact that the team’s investment style and strategies (as described below under “Comparison of the GNMA Program and the BlackRock Portfolio—Investment Objectives and Principal Investment Strategies”) are similar. See “Comparison of the GNMA Program and the BlackRock Portfolio—Management of the Funds.”
•	The relative performance histories of each Fund. See “Comparison of the GNMA Program and the BlackRock Portfolio— Performance History.”

•	The fact that shareholders of the GNMA Program will enjoy greater services than they currently do and access to a larger fund family with a broader array of options. See

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“Comparison of the GNMA Program and the BlackRock Portfolio—Purchase, Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates.”

•	The fact that the GNMA Program will be responsible for its costs associated with the Reorganization, and BlackRock Advisors will be responsible for the costs of the BlackRock Portfolio associated with the Reorganization. The legal, audit and transfer agency fees associated with the Reorganization will be divided equally between the GNMA Program and BlackRock Advisors, while the GNMA Program will bear the costs of printing and mailing the Combined Prospectus/Proxy Statement and of proxy solicitation, and BlackRock Advisors will bear the costs associated with reprinting the prospectus and shareholder reports of the BlackRock Portfolio, copies of which accompany this Combined Prospectus/Proxy Statement. The GNMA Program Board determined the allocation of costs of the Reorganization and the amount to be borne by the GNMA Program to be reasonable. The GNMA Program Board also considered that the voluntary expense cap for Institutional shares of the Combined Fund, which will remain in effect for two years from the Closing Date of the Reorganization and cannot be changed without Board approval, should enable the Combined Fund to recoup the costs of the Reorganization.

        The GNMA Program Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the GNMA Program. The determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

        If the Reorganization is not approved by shareholders of the GNMA Program, the GNMA Program Board will consider other alternatives, such as liquidating the GNMA Program. Any such liquidation would be a taxable event for shareholders.

        The GNMA Program Board recommends that you vote “for” the Reorganization.

Investment Objectives and Principal Investment Strategies

        Investment Objectives. The investment objective of the GNMA Program is safety of capital and current income. The BlackRock Portfolio’s investment objective is to maximize total return, consistent with income generation and prudent investment management. The investment objective of the GNMA Program is a fundamental policy that may not be changed without the approval of a majority of the GNMA Program’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the BlackRock Portfolio can be changed by the BlackRock Board, but shareholders will be given at least 30 days’ notice of such change. The Combined Fund will pursue the BlackRock Portfolio’s investment objective.

        Principal Investment Strategies. The GNMA Program invests substantially all, and at least 80%, of its total assets in securities issued and/or guaranteed as to principal and interest by GNMA. Ginnie Maes are mortgage-backed securities, i.e., securities backed by pools of mortgages on one- to four-family houses, that pay interest and principal monthly. BONY, as transaction agent for the GNMA Program, purchases Ginnie Maes with the longest average maturity and the highest available yield. The GNMA Program holds Ginnie Mae securities until they mature. If the GNMA Program needs cash, then BONY can sell Ginnie Maes with the shortest average maturities—that is, older issues—and lower yields. As a temporary investment for defensive purposes, the GNMA Program may also invest in 30-day U.S. Treasury bills.

        Under normal circumstances, the BlackRock Portfolio invests at least 80% of its assets in securities issued and/or guaranteed as to principal and interest by GNMA. Securities purchased by the BlackRock Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or, if unrated, are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. If a security falls below the highest rating category, the management team of the BlackRock Portfolio will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management

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team of the BlackRock Portfolio, the risk of continuing to hold the security is unacceptable when compared to its total return potential. Securities are purchased for the BlackRock Portfolio when the management team determines that they have potential for above-average total return.

        The BlackRock Portfolio may also make investments in residential and commercial mortgage-backed securities (or “MBS”) and other asset-backed securities (or “ABS”) (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

        The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that the principal on the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the BlackRock Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

        The management team may, when consistent with the BlackRock Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps or interest rate transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the BlackRock Portfolio will use derivatives for leverage purposes. The BlackRock Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. A dollar roll transaction involves a sale by the BlackRock Portfolio of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

        The Combined Fund’s principal investment strategies will be those of the BlackRock Portfolio.

        Comparison. Since the GNMA Program does not have an investment adviser, it employs a passive investment strategy that purchases and sells GNMA securities based on available cash. The BlackRock Portfolio has an investment adviser and an active management strategy. It has the ability to engage in transactions other than the purchase and sale of GNMA securities. The investment objectives of the GNMA Program and the BlackRock Portfolio are somewhat similar, since both Funds have a focus on income

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consistent with prudent investment management or safety of capital. The BlackRock Portfolio also seeks total return as long as it is consistent with income generation. Although the Funds employ somewhat different strategies to achieve their respective objectives, both Funds are exposed to the risks associated with investing in Ginnie Maes. Both Funds have policies under which at least 80% of their assets are invested in Ginnie Maes. The GNMA Program purchases and redeems, through BONY, its transaction agent, Ginnie Maes based on maturity and yield. The BlackRock Portfolio purchases Ginnie Maes based on their potential for above-average total return and their risk. The BlackRock Portfolio also may use other types of securities: derivative instruments (such as options or futures on a security or index of securities, and swaps), dollar roll transactions, asset backed securities or other mortgage related securities. The GNMA Program does not invest in securities other than Ginnie Mae securities and U.S. Treasury Bills or utilize derivative strategies. The GNMA Program purchases Ginnie Maes with the longest average maturity and the highest available yield and holds such securities until they mature. The BlackRock Portfolio invests primarily in Ginnie Mae and other U.S. Government securities in the five to ten year maturity range.

        The Combined Fund will use the BlackRock Portfolio’s policies. While the GNMA Program and the BlackRock Portfolio have certain differences in investment policies, it is not anticipated that these differences will result in significant portfolio turnover in the Combined Fund. For additional information on risks, see “Comparison of the GNMA Program and the BlackRock Portfolio—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

        Assuming shareholders of the GNMA Program approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the GNMA Program will be combined with those of the BlackRock Portfolio and each GNMA Program shareholder will receive Institutional shares of the BlackRock Portfolio. After the Reorganization, the GNMA Program’s shareholders will hold Institutional shares of the BlackRock Portfolio with an aggregate net asset value equal to the aggregate net asset value of the GNMA Program shares owned immediately prior to the Reorganization.

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Fee Table of the GNMA Program, BlackRock Portfolio and the
Pro Forma Combined Fund as of March 31, 2007 (unaudited)

        The fee table below provides information about the fees and expenses attributable to the shares of the GNMA Program, the Institutional shares of the BlackRock Portfolio and, assuming the Reorganization had taken place on March 31, 2007, the estimated pro forma fees and expenses attributable to the Institutional shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of March 31, 2007, see “Other Information - Capitalization.”

	GNMA Program		BlackRock Portfolio Institutional Shares		BlackRock Portfolio Pro Forma Combined Institutional Shares*

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None		None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	None		0.55	%(a)	0.55	%(a)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses (including administration, if applicable, and transfer agency fees)	0.64	%(b)	0.23%		0.36%
Acquired Fund Fees and Expenses	None		0.01%		0.01%

Total Annual Fund Operating Expenses	0.64%		0.79%		0.92%
Fee Waiver and/or Expense Reimbursement	None		(0.18%)		(0.31%)

Net Total Annual Fund Operating Expenses	0.64%		0.61	%(c)	0.61	%(c)

*	Assuming the Reorganization had taken place on March 31, 2007.
(a)	Pursuant to an advisory agreement between BlackRock Advisors and the BlackRock Portfolio, the BlackRock Portfolio pays a fee at the annual rate of 0.550% for average daily net assets up to $1 billion; 0.500% for average daily net assets between $1 billion and $2 billion; 0.475% for average daily net assets between $2 billion and $3 billion; and 0.450% for average daily net assets greater than $3 billion.
(b)	Pursuant to an administration agreement between the GNMA Program and BlackRock Advisors, the GNMA Program pays BlackRock Advisors a fee of 0.20% of its average daily net assets. For the 12-month period ended March 31, 2007, the GNMA Program paid an administration fee at an annual rate of 0.20%.
(c)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to the Institutional shares of the BlackRock Portfolio equal to 0.60% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) until February 1, 2008. The BlackRock Portfolio may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. BlackRock Advisors has voluntarily agreed to limit the net expenses for the Institutional shares of the BlackRock Portfolio to 0.48% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) for two years following the closing of the Reorganization. This waiver may not be changed without the approval of the BlackRock Board.
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EXAMPLES:

        These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

	1 Year*	3 Years*	5 Years*	10 Years*

GNMA Program	$65	$205	$357	$ 798
BlackRock Portfolio (Institutional Shares)	$62	$234	$421	$ 961
BlackRock Portfolio Pro Forma Combined Institutional Shares**	$62	$262	$479	$1,103

*	The expenses in the above examples reflect the contractual waiver described in footnote (c) to the fee table above and do not reflect the effect of any voluntary waivers.
**	Assuming the Reorganization had taken place on March 31, 2007.

Federal Tax Consequences

        The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the GNMA Program, the BlackRock Portfolio, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the GNMA Program and the BlackRock Portfolio will receive an opinion from Skadden, Arps, Meagher & Flom LLP, special United States federal income tax counsel to the BlackRock Portfolio, to that effect. An opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

        If any of the portfolio assets of the GNMA Program are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the GNMA Program’s taxable year) by the GNMA Program in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the GNMA Program’s basis in such assets. Any gains will be distributed to the GNMA Program’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the GNMA Program will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

        At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the GNMA Program, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

        The GNMA Program’s shares were offered only to holders of certain series of the Defined Asset Funds who elected to reinvest distributions received on units of these series in shares of the GNMA Program. The Defined Asset Funds that offered this reinvestment option have terminated, and GNMA Program shares are not available for purchase. Redemptions of GNMA Program shares are effected through submission of any outstanding certificates for such shares that are being redeemed to BONY, as program agent. The GNMA Program does not have an exchange privilege. FT Interactive Data, an independent evaluator, determines the GNMA Program’s net asset value per share at 3:30 p.m., Eastern time, on each business day that the New York Stock Exchange (“NYSE”) is open.

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        The BlackRock Portfolio publicly offers its shares on a continuous basis. Shares may be purchased through its distributor, BDI, and numerous intermediaries. Shareholders of the BlackRock Portfolio may redeem their shares at the net asset value computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. The BlackRock Portfolio does not charge a redemption fee. Net asset value per share for the Institutional shares of the BlackRock Portfolio is calculated as of the close of regular trading on the NYSE (normally at 4 p.m., Eastern time), every day the NYSE is open. Institutional shareholders of the BlackRock Portfolio have the right to exchange their shares for Institutional shares of another BlackRock fund, provided that the share class and fund are open to new investors. There is no required minimum amount with respect to exchanges of Institutional shares. Institutional shares of certain BlackRock funds may be exchanged for Institutional shares of other funds that offer that class of shares, based on their respective net asset values.

Principal Investment Risks

        Because of their similar investment policies, many of the risks associated with an investment in the BlackRock Portfolio are substantially similar to those associated with an investment in the GNMA Program. Such primary risks for both Funds include interest rate risk, prepayment risk and extension risk. The BlackRock Portfolio is also subject to borrowing and leverage risk, as well as the risks associated with investing in derivatives (including but not limited to futures and options). You will find additional descriptions of specific risks in the prospectuses for the GNMA Program and the BlackRock Portfolio.

        There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the GNMA Program shareholders could lose money. As with any fund, the value of the BlackRock Portfolio’s investments, and, therefore, the value of the BlackRock Portfolio’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the BlackRock Portfolio may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. Generally, when interest rates go up, the value of debt securities goes down.

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COMPARISON OF THE GNMA PROGRAM
AND THE BLACKROCK PORTFOLIO

Investment Objectives and Principal Investment Strategies

        GNMA Program. The GNMA Program seeks safety of capital and current income.

        The GNMA Program normally invests more than 80% of its total assets in securities issued by GNMA, which are a type of government backed debt security.

•	The GNMA Program has no investment adviser.
•	BONY, as transaction agent, invests available cash from sales of and payments on Ginnie Maes, primarily in additional Ginnie Maes.
•	When the GNMA Program needs cash to redeem shares, BONY sells securities on behalf of the GNMA Program.

        Ginnie Maes are bought when the GNMA Program has available cash. The GNMA Program sells them when it needs cash—not because of market changes. When the GNMA Program expects to need cash soon, the GNMA Program may hold this cash or buy U.S. Treasury bills payable within 30 days.

        BONY, as transaction agent, buys Ginnie Maes with the longest average maturities—that is, new issues—and the highest available yields. Maturity is the date when a debt obligation becomes due. Any Treasury bills will mature by the next monthly income distribution date.

        The GNMA Program generally hold securities until they mature. If the GNMA Program needs cash before then, the transaction agent can sell Ginnie Maes with the shortest average maturities—that is, the oldest issues—and the lowest yields.

        As a temporary investment for defensive purposes, the GNMA Program may also invest in U.S. Treasury bills.

        Nature of Ginnie Maes and GNMA Guarantee. All of the Ginnie Maes held by the GNMA Program are of the “modified pass-through” type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the GNMA Program) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of servicing and other charges) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal of and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guarantee agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments, GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under the guarantee. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

        GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of principal of and interest on certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by the Federal Housing Administration (“FHA”), the Farmers’ Home Administration (“FMHA”) or the Veterans Administration (“VA”). In order to meet its obligation under its guarantee, GNMA may issue its general obligations to the U.S. Treasury. In the event it is called upon at any time to make good its guarantee, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guarantees “constitute general obligations of the United States backed by its full faith and credit.”

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        The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

        The GNMA guarantees referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the portfolio and not to the shares in the GNMA Program.

        Neither BONY acting as GNMA Program agent nor the GNMA Program’s administrator shall be liable in any way for any default, failure or defect in any Ginnie Mae.

        Holders of Ginnie Maes, including the GNMA Program, receive monthly distributions of interest due on the underlying mortgages, scheduled payments of principal on an amortized basis, and prepayments. All of the mortgages in the pools relating to the Ginnie Maes in the GNMA Program are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., homeowners). A number of factors, including mortgage market interest rates and homeowners’ mobility, will affect the average life of the Ginnie Maes held by the GNMA Program. Accordingly, it is not possible to predict meaningfully prepayment levels regarding these Ginnie Maes. It should be noted, however, that the potential for appreciation on Ginnie Maes that could otherwise be expected to result from a decline in interest rates may be limited by any increased prepayments by mortgagors as interest rates decline. Prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. If interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding discount Ginnie Maes will be reduced. Higher coupon premium Ginnie Maes are more likely to prepay than lower coupon, discount Ginnie Maes. Although the GNMA Program will reinvest payments and prepayments of principal in additional Ginnie Maes, there is no assurance that the interest rate at the time of reinvestment will be as advantageous as that on the securities being paid or prepaid.

        BlackRock Portfolio. The BlackRock Portfolio’s investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

        The BlackRock Portfolio invests primarily in securities issued by the GNMA as well as other U.S. Government securities in the five to ten year maturity range. The BlackRock Portfolio normally invests at least 80% of its assets in GNMA securities. GNMA securities are backed by the full faith and credit of the United States and are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. The BlackRock Portfolio may also engage in derivative transactions such as options, futures or swaps, which are discussed in detail below.

        Securities purchased by the BlackRock Portfolio are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or, if unrated, are determined by the BlackRock Portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

        The BlackRock Portfolio may purchase residential and commercial mortgage-backed securities and other asset-backed securities issued by governmental entities and private issuers. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

        Securities are purchased for the BlackRock Portfolio when the management team determines that they have the potential for above-average total return. The BlackRock Portfolio measures its performance against its benchmark, the Lehman Brothers GNMA MBS Index, an unmanaged index comprised of mortgage-backed pass-through securities of GNMA.

        If a security falls below the highest rating category, the BlackRock Portfolio management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the BlackRock Portfolio management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential. The BlackRock Portfolio management team will normally attempt to structure the Fund’s portfolio to have comparable duration to its benchmark.

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        The BlackRock Portfolio management team may, when consistent with the BlackRock Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the BlackRock Portfolio will use derivatives for leverage purposes, in which case their use would involve leveraging risk. The BlackRock Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

        The BlackRock Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

        Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the BlackRock Portfolio.

Main Differences in Investment Strategies

        GNMA Program and the BlackRock Portfolio must invest at least 80% of their assets in Ginnie Maes. The GNMA Program, however, may invest only in Ginnie Maes or, for short-term cash needs or temporary investment purposes, in U.S. Treasury Bills. The GNMA Program does not have an investment adviser, but uses BONY as transaction agent to purchase or sell Ginnie Maes when needed based on available cash. The BlackRock Portfolio invests in Ginnie Maes and other MBS and ABS at the discretion of the portfolio managers and also can utilize derivative instruments such as options or futures on a security or index of securities, and swaps to achieve its objective. In addition, the BlackRock Portfolio can enter into reverse repurchase agreements or dollar rolls.

Fundamental Investment Restrictions

        The fundamental investment restrictions of the GNMA Program and the BlackRock Portfolio are listed in Appendix A. As noted above, the GNMA Program is limited by its fundamental investment restrictions to the purchase and sale of Ginnie Maes and U.S. Treasury Bills. BlackRock Portfolio, under normal circumstances, will invest at least 80% of its assets in Ginnie Maes, but may also purchase other securities and instruments, including a wide variety of derivative instruments.

Risks of GNMA Program

        The main risks of investing in the GNMA Program are interest rate risk, extension risk and prepayment risk.

        Interest Rate Risk. If interest rates rise, then the GNMA Program will continue to hold securities with lower rates, which will lag the current interest rates. This will lower the value of GNMA Program shares. Also, the market value of those securities will decline and shareholders could lose part of their investment if they sold shares when interest rates are higher. Debt securities with longer maturities like those held by the GNMA Program are affected more by changes in interest rates than debt securities with shorter maturities. In addition, payments on the underlying mortgages may slow, which will cause the value of the Ginnie Maes the GNMA Program holds to fall.

        If interest rates fall, then the GNMA Program for some time will continue to pay dividends at rates above the market. Ginnie Maes may pay out more principal (as homeowners pay down their mortgages), which could cause the loss of some of the premium paid. However, as the Ginnie Maes return principal and money is invested from new share sales, dividend income will decline. Also, principal payments on the Ginnie Maes may increase as homeowners refinance their mortgages at lower rates. The GNMA Program reinvests this principal at lower interest rates, which also reduces income and interest income per share declines. Because Ginnie Maes have no prepayment penalties, they tend to sell at smaller premiums than do debt obligations of comparable interest rates and maturities that are not currently callable. Share prices will not rise as much as on non-callable bonds.

        Extension Risk. Payments of Ginnie Maes may slow down, thereby reducing amounts available to invest at the higher interest rates and lowering the value of Ginnie Maes held by the GNMA Program.

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        Prepayment Risk. Homeowners may prepay principal on Ginnie Maes at any time without penalty. These prepayments limit share price increases.

        Because GNMA guarantees to pay promptly principal and interest on the Ginnie Maes, a guarantee that is backed by the full faith and credit of the U.S. government, and Treasury bills are direct obligations of the United States, credit risk on these investments is minimal. However, the United States does not guarantee the value of GNMA Program shares directly.

Risks of BlackRock Portfolio

        The main risks of investing in the BlackRock Portfolio are interest rate risk, prepayment risk and extension risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the BlackRock Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

        In addition to GNMA securities, the BlackRock Portfolio makes investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the BlackRock Portfolio management team will generally be at lower rates of return than the return on the assets that were prepaid. This is known as prepayment risk. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk.

        Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

        Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

        There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

        The BlackRock Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

        The BlackRock Portfolio’s use of derivatives may reduce its returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the BlackRock Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In addition, some derivatives are more sensitive to interest rate changes

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and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the BlackRock Portfolio to sell or otherwise close a derivatives position could expose the BlackRock Portfolio to losses and could make derivatives more difficult for it to value accurately. The BlackRock Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock Advisors may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the BlackRock Portfolio’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the BlackRock Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the BlackRock Portfolio’s hedging transactions will be effective. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

        Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the BlackRock Portfolio to greater risk and increase its costs. To mitigate leverage risk, the BlackRock Portfolio management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the BlackRock Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the BlackRock Portfolio will be magnified when the Fund uses leverage. The BlackRock Portfolio will also have to pay interest on its borrowings, reducing the Fund’s return. This interest expense may be greater than the BlackRock Portfolio’s return on the underlying investment.

        High portfolio turnover (more than 100%) may result in increased transaction costs to the BlackRock Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of BlackRock Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect the BlackRock Portfolio’s performance.

Main Differences in Risks

        The GNMA Program and the BlackRock Portfolio are both subject to interest rate risk, prepayment risk and extension risk as their principal risks. The GNMA Program engages only in purchases and sales of GNMA securities, with the ability to invest in U.S. Treasury Bills for defensive purposes. The GNMA Program does not engage in derivative transactions, while the BlackRock Portfolio has the ability to engage in derivative transactions. The BlackRock Portfolio is also subject to volatility, counterparty, illiquidity and market risks due to its use of derivatives. In addition, certain derivative transactions may create leverage and magnify losses to the BlackRock Portfolio. The BlackRock Portfolio also has a risk of high portfolio turnover due to its strategy and expenses due to its active management. These latter risks are not incurred by the GNMA Program.

        Determination of Net Asset Value. The net asset value of a share of the GNMA Program presently is determined on each business day at 3:30 p.m., Eastern time. The NAV of the BlackRock Portfolio is calculated each day the NYSE is open and is calculated separately for each class of the BlackRock Portfolio as of the close of trading on the NYSE, generally at 4:00 p.m., Eastern time. Shares of the BlackRock Portfolio will not be priced on days the NYSE is closed.

        Expenses. Following the Reorganization, the BlackRock Portfolio’s projected net operating expenses are expected to be lower than those of the GNMA Program after taking into account contractual expense caps. The BlackRock Trust is party to an expense limitation agreement with BlackRock Advisors, whereby the total expenses of the Institutional shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) paid by the BlackRock Portfolio have been contractually capped at 0.60% of such shares’ average daily net assets until February 1, 2008. This agreement will continue in effect from year to year thereafter if approved by a

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majority of the Non-Interested Trustees of the BlackRock Trust. In addition, BlackRock Advisors has voluntarily agreed to limit the net expenses for the Institutional shares (excluding interest expense, acquired fees and expenses and certain other fund expenses) to 0.48% of such shares’ average daily net assets for a period of two years following the closing of the Reorganization. This voluntary waiver may not be changed without BlackRock Board approval. Total expenses may increase following the two year period. In addition, after the Reorganization the shareholders of the GNMA Program will be subject to an advisory fee, which is a fee the GNMA Program does not currently incur.

        GNMA Program shareholders will receive Institutional shares of the BlackRock Portfolio, which are not subject to redemption fees, front-end or contingent deferred sales charges or ongoing distribution or service fees or expenses.

        Portfolio Management. Following the Reorganization, GNMA Program shareholders will be invested in a fund that has an investment adviser, BlackRock Advisors. The GNMA Program does not have an investment adviser.

        Shareholder Services. After the Reorganization, GNMA Program shareholders will be able to exchange their shares for Institutional shares of certain other mutual funds advised by BlackRock Advisors or its affiliates. GNMA Program shareholders will also be able to effect various transactions by telephone.

        Eligible Investors. Shares of the GNMA Program are held only by unitholders of certain Defined Asset Funds that elected to re-invest their income and/or principal distributions from certain unit investment trusts into the GNMA Program. Shares are sold without front-end sales loads or CDSCs.

        The Institutional shares of the BlackRock Portfolio are offered only to the following:

- Institutional and individual investors with a minimum investment of $2 million;

- Certain qualified employee benefit plans;

- Investors in selected fee-based programs;

- Registered investment advisers with a minimum investment of $250,000;

- Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates on behalf of clients for whom they:

* act in a fiduciary capacity (excluding participant-directed employee benefit plans);

* otherwise have investment discretion; or

* act as custodian for at least $2 million in assets.

- Unaffiliated banks, thrifts or trust companies that have agreements with the BlackRock Portfolio’s distributor; and

- Holders of certain Merrill Lynch-sponsored unit investment trusts who reinvest dividends received from such unit investment trusts in shares of one or more BlackRock funds. No minimum investment is applicable to these investors.

        No minimum investment requirement will apply to existing GNMA Program shareholders at the time of the Reorganization.

Performance History

        The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years or the life of the Fund, if shorter, and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the GNMA Program, please refer to the GNMA Program Prospectus and the GNMA Program Annual Report. For more information concerning the performance of the BlackRock Portfolio, please refer to the BlackRock Portfolio Prospectus, the BlackRock Portfolio Annual Report and the BlackRock Portfolio Semi-Annual Report. Management’s discussion of fund performance for the BlackRock Portfolio is incorporated by reference from the BlackRock Annual Report, which accompanies this Combined Prospectus/Proxy Statement. The returns for the BlackRock Portfolio would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

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Best Quarter: 3.91% (3rd Quarter 2001) Worst Quarter: -1.16% (2nd Quarter 2004) Year to Date Return as of June 30, 2007: 0.41%

GNMA Program
Average Annual Total Return
For Periods Ended December 31, 2006

	1 Year	5 Years	10 Years

Return Before Taxes	3.79%	4.51%	5.75%
Return After Taxes on Distributions	2.03%	2.66%	3.50%
Return After Taxes on Distributions and Sale of GNMA Program Shares	2.43%	2.75%	3.52%
Citigroup 30 Year GNMA Index	4.52%	4.82%	6.15%

Best Quarter: 4.73% (3rd Quarter 2001) Worst Quarter: -1.14% (2nd Quarter 1999) Year to Date Return as of June 30, 2007: 0.34%

BlackRock Portfolio
Average Annual Total Return
For Periods Ended December 31, 2006

	1 Year	5 Years	Since Inception*

Institutional Shares
Return Before Taxes	4.19%	4.48%	5.63%
Return After Taxes on Distributions	2.41%	2.51%	3.28%
Return After Taxes on Distributions and Sale of Fund Shares	2.70%	2.65%	3.36%
Lehman Brothers GNMA MBS Index	4.61%	4.72%	5.68%

*	Inception date is May 18, 1998.
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        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

        The accounting survivor of the Reorganization will be the BlackRock Portfolio. As such, the Combined Fund will continue the performance history of the BlackRock Portfolio after the closing of the Reorganization.

Management of the Funds

        GNMA Program. The GNMA Program does not have an investment adviser or portfolio managers. BONY, as program agent, purchases and redeems Ginnie Mae securities on behalf of the GNMA Program. BONY is located at 100 Church Street, New York, New York 10286. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the GNMA Program and is responsible for certain aspects of the GNMA Program’s operations, including coordinating all matters relating to the functions of the program agent and any other parties performing operational functions for the GNMA Program. BlackRock Advisors serves as administrator to the GNMA Program subject to an administration agreement (the “GNMA Administration Agreement”).

        BlackRock Portfolio. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Portfolio. BlackRock Advisors manages the investments and business operations of the BlackRock Portfolio subject to the oversight of the BlackRock Board. BlackRock Advisors has the responsibility for making all investment decisions for the BlackRock Portfolio. BlackRock Advisors has a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock Advisors, pursuant to which BFM provides sub-advisory services to BlackRock Advisors with respect to the BlackRock Portfolio. BFM is located at 40 East 52nd Street, New York, New York 10022. BFM is responsible for the day-to-day management of the BlackRock Portfolio.

        The BlackRock Portfolio management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BFM since 1998, and Eric Pellicciaro, Managing Director of BFM since 2005.

        Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

        Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and collateralized mortgage obligations. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock Advisors in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

        Mr. Phillips has been a member of the team managing the BlackRock Portfolio since 1998 and Mr. Pellicciaro since 1999. Mr. Phillips has been a portfolio co-manager of the BlackRock Portfolio since 1999 and Mr. Pellicciaro since April 2004.

        BlackRock Advisors provides investment advisory services to the BlackRock Portfolio pursuant to an investment advisory agreement (the “BlackRock Advisory Agreement”). Pursuant to the BlackRock Advisory Agreement, the BlackRock Portfolio pays BlackRock Advisors a monthly fee at an annual rate based on a percentage of the BlackRock Porfolio’s average daily net assets as follows:

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Average Daily Net Assets	Fee Rate

First $1 billion	0.550%

$1 billion to $2 billion	0.500%

$2 billion to $3 billion	0.475%

Greater than $3 billion	0.450%

        Applying this fee schedule, the BlackRock Portfolio’s effective advisory fee rate was 0.55% of the BlackRock Portfolio’s average daily net assets for the twelve month period ended March 31, 2007.

        BlackRock Advisors has agreed contractually until February 1, 2008 to waive or reimburse fees or expenses in order to limit expenses of the Institutional shares (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the BlackRock Portfolio’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the BlackRock Portfolio’s business, if any) to 0.60% of the average daily net assets of the Institutional shares of the BlackRock Portfolio. See “Summary-Fees and Expenses” above.

        To maintain this limit, BlackRock Advisors and the BlackRock Trust have entered into an expense limitation agreement. The agreement sets a limit on certain operating expenses of the Institutional shares through February 1, 2008 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit.

        If, within two years following a waiver or reimbursement, the operating expenses of the Institutional shares are less than this expense limit, Institutional shares will be required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the BlackRock Portfolio has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Portfolio’s investment adviser or administrator and (3) the BlackRock Board has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the BlackRock Board.

        A discussion regarding the basis for the BlackRock Board’s approval of the BlackRock Advisory Agreement appears in the BlackRock Annual Report, which accompanies this Combined Prospectus/Proxy Statement.

        The BlackRock Advisory Agreement generally provides that, subject to the oversight of the BlackRock Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the BlackRock Portfolio’s assets and (b) provide a continuous investment program for the BlackRock Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the BlackRock Portfolio and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the BlackRock Portfolio. BlackRock Advisors will (either directly or through a sub-adviser employed by it) determine from time to time what securities and other investments will be purchased, retained or sold by the BlackRock Portfolio and will place the daily orders for the purchase or sale of securities. BlackRock Advisors will provide the services in accordance with the BlackRock Portfolio’s investment objective, policies and restrictions as stated in its Registration Statement and the resolutions of the BlackRock Board.

        Under the BlackRock Advisory Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 (“Advisers Act”) and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the BlackRock Portfolio’s Declaration of Trust and the Code of Regulations of the BlackRock Portfolio as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

        The BlackRock Advisory Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the BlackRock Portfolio.

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        Under the BlackRock Advisory Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the BlackRock Portfolio in connection with the performance of the BlackRock Advisory Agreement. Under the BlackRock Advisory Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The BlackRock Advisory Agreement is terminable as to the BlackRock Portfolio by vote of the BlackRock Board or by the holders of a majority of the outstanding voting securities of the BlackRock Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the BlackRock Portfolio on 60 days’ written notice to the Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

        Subadvisor. Pursuant to the Sub-Advisory Agreement, BlackRock Advisors pays BFM a monthly fee at an annual rate based on a percentage of the BlackRock Porfolio’s average daily net assets as follows:

Average Daily Net Assets	Fee Rate

First $1 billion	0.400%

$1 billion to $2 billion	0.350%

$2 billion to $3 billion	0.325%

Greater than $3 billion	0.300%

        The sub-advisory fee is paid by BlackRock Advisors to BFM out of its management fee and is not paid by BlackRock Portfolio.

        BFM will supervise the day-to-day operations of the BlackRock Portfolio and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the BlackRock Portfolio as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the BlackRock Portfolio and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the BlackRock Portfolio; (ii) provide investment research and credit analysis concerning the BlackRock Portfolio’s investments; (iii) assist BlackRock Advisors in determining what portion of the BlackRock Portfolio’s assets will be invested in cash and cash equivalents and money market instruments; (iv) place orders for all purchases and sales of the investments made for the BlackRock Portfolio; and (v) maintain the books and records as are required to support BlackRock Portfolio operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors).

        Under the Sub-Advisory Agreement, BFM is not liable for any error of judgment or mistake of law or for any loss suffered by the BlackRock Portfolio in connection with the performance of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, BFM is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement is terminable as to the BlackRock Portfolio by vote of the BlackRock Board or by the holders of a majority of the outstanding voting securities of the BlackRock Portfolio, at any time without penalty, on 60 days’ written notice to BFM. BFM may also terminate its sub-advisory relationship with respect to the BlackRock Portfolio on 60 days’ written notice to the BlackRock Portfolio.

        A discussion regarding the basis for the BlackRock Board’s approval of the Sub-Advisory Agreement is available in the BlackRock Annual Report, which accompanies this Combined Prospectus/Proxy Statement.

        Combined Fund. If the shareholders of the GNMA Program approve the Reorganization, BlackRock Advisors will advise the Combined Fund as investment adviser, pursuant to the BlackRock Advisory Agreement, the major elements of which are described above. BFM will continue to act as the sub-adviser for the Combined Fund pursuant to the Sub-Advisory Agreement, the major elements of which are described above. The Combined Fund’s management team will be led by Mr. Andrew J. Phillips and Mr. Eric Pellicciaro.

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Administration Agreements

        GNMA Program. The GNMA Program has entered into the GNMA Administration Agreement with BlackRock Advisors. The GNMA Administration Agreement provides that the GNMA Program will pay the administrator a fee at the annual rate of 0.20% of the GNMA Program’s average daily net assets. All aspects of the GNMA Program’s operations, including coordinating all matters relating to the functions of BONY as agent and any other parties performing operational functions for the GNMA Program, is supervised by BlackRock Advisors as the administrator. The administrator shall (a) provide the GNMA Program, at the administrator’s expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the GNMA Program, including duties in connection with BONY, reports, redemption requests and account adjustments; (b) provide the GNMA Program, at the administrator’s expense, with adequate office space and related services; and (c) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all GNMA Program prospectuses used in connection with the distribution and sale of the shares of common stock of the GNMA Program. MLPF&S, as sponsor of the unit investment trusts for which the GNMA Program serves as a reinvestment vehicle, has agreed to pay these expenses as long as the GNMA Program and the administrator is prohibited from doing so without such an agreement. The GNMA Program has not directly or indirectly paid these expenses.

        The GNMA Administration Agreement provides that the use of the name “The GNMA Fund Investment Accumulation Program, Inc.” by the GNMA Program is non-exclusive and that the administrator may allow other persons, including other investment companies, to use that name. The right to use that name may also be withdrawn by the administrator, in which event the administrator has agreed to present the question of continuing the GNMA Administration Agreement to a vote of the shareholders of the GNMA Program. The GNMA Administration Agreement will be in effect for an initial two year term and continue from year to year thereafter if approved at least annually either (i) by a vote of a majority of the GNMA Program shares or (ii) by the GNMA Program Board and, in each case, by vote of a majority of those directors who are not parties to such agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The GNMA Administration Agreement provides that the administrator shall have no liability to the GNMA Program or any shareholder for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by the administrator of its duties under the GNMA Administration Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the administrator’s part or from reckless disregard by the administrator of its obligations and duties under such Agreement. The GNMA Administration Agreement automatically terminates upon its assignment and is terminable, without penalty, by the GNMA Program Board or by vote of the holders of a majority of the GNMA Program shares on 60 days’ written notice to the administrator and by the administrator on 90 days’ written notice to the GNMA Program. The administrator’s right to terminate could operate to the disadvantage of or work a hardship on the GNMA Program.

        BlackRock Portfolio. BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Portfolio’s co-administrators (“BlackRock Administrators”) pursuant to an administration agreement (the “BlackRock Administration Agreement”). PFPC has agreed to maintain office facilities for the BlackRock Portfolio; furnish the BlackRock Portfolio with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute the BlackRock Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the BlackRock Portfolio’s independent public accountants. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Portfolio’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Portfolio and its service providers; (iii) acting as liaison between the trustees of the BlackRock Portfolio and the BlackRock Portfolio’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Portfolio’s operations. The BlackRock Administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Portfolio and may voluntarily reimburse the BlackRock Portfolio for expenses.

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        Under the BlackRock Administration Agreement, the BlackRock Portfolio pays the BlackRock Administrators a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Portfolio’s average daily net assets, 0.065% of the next $500 million of the BlackRock Portfolio’s average daily net assets and 0.055% of the average daily net assets of the BlackRock Portfolio in excess of $1 billion; and (ii) 0.025% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Portfolio, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Portfolio in excess of $1 billion.

        The BlackRock Administration Agreement provides that BlackRock Advisors and PFPC will not be liable for any loss suffered by the BlackRock Portfolio in connection with the performance of the BlackRock Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the BlackRock Portfolio will indemnify each of BlackRock and PFPC and their affiliates against any loss arising in connection with their provision of services under the BlackRock Administration Agreement, except that neither BlackRock Advisors nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the BlackRock Administration Agreement.

        Combined Fund. Following the Reorganization, it is expected that administrative services will be provided to the Combined Fund by BlackRock Advisors and PFPC pursuant to the BlackRock Administration Agreement.

Other Service Providers

        GNMA Program. BONY, located at 100 Church Street, New York, New York 10286, serves as the program and transaction agent, and custodian for the GNMA Program. Deloitte & Touche LLP (“D&T”), located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the GNMA Program. The GNMA Program currently has no distributor or principal underwriter. Willkie Farr & Gallagher LLP serves as counsel to the GNMA Program.

        BlackRock Portfolio. PFPC Trust Company (“PTC”), an affiliate of BlackRock Advisors, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Portfolio’s custodian. PFPC, an affiliate of BlackRock Advisors, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the BlackRock Portfolio. D&T, 1700 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the BlackRock Portfolio. BDI, an affiliate of BlackRock Advisors, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor and principal underwriter for the BlackRock Portfolio. Simpson Thacher & Bartlett LLP serves as counsel to the BlackRock Portfolio.

        Combined Fund. Following the Reorganization, the BlackRock Portfolio’s current service providers will serve the Combined Fund.

Distribution and Service Fees

        GNMA Program. The GNMA Program does not have a plan of distribution.

        BlackRock Portfolio. The Institutional shares of the BlackRock Portfolio do not pay distribution or service fees and are not subject to a distribution plan.

        Combined Fund. Following the Reorganization, Institutional shares of the Combined Fund will not pay distribution or service fees or have a distribution plan.

Purchase, Exchange, Redemption and Valuation of Shares

        Shareholders should refer to the BlackRock Portfolio Prospectus (which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and

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procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Portfolio, which policies and procedures will be used by the Combined Fund.

        The Institutional shares of the BlackRock Portfolio to be issued to the shareholders of the GNMA Program in the Reorganization will not be subject to any distribution or shareholder servicing fees or sales charges (including CDSCs).

        Purchasing Shares. Shareholders may purchase shares of the BlackRock Portfolio through a financial adviser, securities dealer, broker, investment adviser, service provider, transfer agent, or other financial intermediary by submitting a purchase order. The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The BlackRock Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase.

        Investors who currently own Institutional shares of a BlackRock fund may make additional purchases of Institutional shares of that fund except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with that fund and do not meet applicable minimums.

        The BlackRock Portfolio may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the BlackRock Portfolio, meets the minimum investment requirement. The BlackRock Portfolio may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

        There will be no minimum investment requirement for GNMA Program shareholders receiving Institutional shares of BlackRock Portfolio in the Reorganization.

        Exchanging Shares. Institutional shareholders of the BlackRock Portfolio have the right to exchange Institutional shares from one BlackRock fund for Institutional shares of another BlackRock fund, provided that the share class and fund are open to new investors. There is no required minimum amount with respect to exchanges of Institutional shares. Institutional shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values.

        Redeeming Shares. Institutional shareholders of the BlackRock Portfolio may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the net asset value per share next determined after receipt of the redemption order. The BlackRock Portfolio, its administrators and BDI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The BlackRock Portfolio and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the BlackRock Portfolio’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the custodian is closed is normally wired in Federal funds on the next business day following redemption on which the custodian is open for business. The BlackRock Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the BlackRock Portfolio, an earlier payment could adversely affect the BlackRock Portfolio. No charge for wiring redemption payments is imposed by the BlackRock Portfolio.

        During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940. The BlackRock Portfolio is not responsible for

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the efficiency of the Federal wire system or the shareholder’s firm or bank. The BlackRock Portfolio does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940. The BlackRock Portfolio may refuse a telephone redemption request if it believes it is advisable to do so.

        Valuation of Shares. Following the Reorganization, net asset value will be determined in a manner consistent with the BlackRock Portfolio’s valuation procedures, as described below.

        PFPC, BlackRock Portfolio’s transfer agent, will probably receive your order from your registered representative, who takes your order. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the net asset value calculated at the close of trading on that day. Net asset value is calculated separately for each class of shares as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of net asset value. Non-U.S. securities and certain other securities held by the BlackRock Portfolio may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when BlackRock Portfolio shares cannot be bought or sold.

        Since the net asset value changes daily, the price of your shares depends on the time that your order is received by the BlackRock Portfolio’s transfer agent, whose job it is to keep track of shareholder records.

        The BlackRock Portfolio’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the BlackRock Portfolio values the affected securities at fair value as determined by BlackRock Advisors pursuant to procedures adopted by the BlackRock Board. For example, the BlackRock Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock Advisors’ judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the BlackRock Portfolio calculates its net asset value, such closing price may not be reflective of current market conditions. In this case, the BlackRock Portfolio will use what it believes to be the fair value of the security as of the time the BlackRock Portfolio calculates its net asset value.

        Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Portfolio’s net asset value. As a result, the BlackRock Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Market Timing

        The following discussion describes the market timing policies of the BlackRock Portfolio, which policies also apply to the Combined Fund.

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        The BlackRock Board has determined that the interests of long-term shareholders and the BlackRock Portfolio’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The BlackRock Portfolio is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Institutional shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the BlackRock Portfolio and its shareholders. For example, large flows of cash into and out of the BlackRock Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the BlackRock Portfolio’s investment goal. Frequent trading may cause the BlackRock Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the BlackRock Portfolio’s performance.

        The BlackRock Portfolio discourages market timing and seeks to prevent frequent purchases and sales or exchanges of BlackRock Portfolio shares that it determines may be detrimental to the BlackRock Portfolio or long-term shareholders. The BlackRock Board has approved the policies discussed below to seek to deter market timing activity. The BlackRock Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of BlackRock Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of BlackRock Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

        If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the BlackRock Portfolio believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the BlackRock Portfolio rejects your purchase or exchange order, you will not be able to execute that transaction, and the BlackRock Portfolio will not be responsible for any losses you therefore may suffer. For transactions placed directly with the BlackRock Portfolio, the BlackRock Portfolio may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the BlackRock Portfolio. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the BlackRock Portfolio with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the BlackRock Portfolio. While the BlackRock Portfolio monitors for market timing activity, the BlackRock Portfolio may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the BlackRock Portfolio. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the BlackRock Portfolio to be engaged in market timing or other improper trading activity, the BlackRock Portfolio’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

        There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

        The BlackRock Portfolio may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the BlackRock Portfolio or its long-term shareholders.

        Certain BlackRock Funds (but not the BlackRock Portfolio) impose a redemption fee on shares redeemed or exchanged within 30 days of acquisition. Please refer to the BlackRock Prospectus that accompanies this Combined Prospectus/Proxy Statement for a list of the BlackRock Funds that impose a redemption fee and the exceptions from such fees.

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FINANCIAL HIGHLIGHTS

        The financial highlights for the Institutional shares of the BlackRock Portfolio that are contained in the BlackRock Prospectus, which accompanies this Combined Prospectus/Proxy Statement, have been derived from financial statements audited by D&T. The financial highlights in the BlackRock Semi-Annual Report are unaudited.

INFORMATION ABOUT THE REORGANIZATION

General

        Under the Reorganization Agreement, the GNMA Program will transfer substantially all of its assets and certain stated liabilities to the BlackRock Portfolio in exchange for Institutional shares of the BlackRock Portfolio. For more details about the Reorganization Agreement, see Appendix B. The shares of the BlackRock Portfolio issued to the GNMA Program will have an aggregate net asset value equal to the aggregate net asset value of the GNMA Program’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by the GNMA Program of the Institutional shares of the BlackRock Portfolio, the GNMA Program will distribute the Institutional shares to its shareholders and be dissolved under Maryland state law.

        The distribution of BlackRock Portfolio shares to GNMA Program shareholders will be accomplished by opening new accounts on the books of the BlackRock Portfolio in the names of the GNMA Program shareholders and transferring to those shareholder accounts the shares of the BlackRock Portfolio. Such newly-opened accounts on the books of the BlackRock Portfolio will represent the respective pro rata number of Institutional shares of the BlackRock Portfolio that the GNMA Program is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

        Accordingly, as a result of the Reorganization, each GNMA Program shareholder will own Institutional shares of the BlackRock Portfolio that have an aggregate net asset value at the Valuation Time equal to the aggregate net asset value of that shareholder’s GNMA Program shares at the Valuation Time.

        No sales charge or fee of any kind will be assessed to the GNMA Program shareholders in connection with their receipt of shares of the BlackRock Portfolio in the Reorganization.

Terms of the Reorganization Agreement

        Pursuant to the Reorganization Agreement, on the Closing Date the GNMA Program will transfer to the BlackRock Portfolio substantially all of its assets in exchange solely for Institutional shares of the BlackRock Portfolio. The net asset value of the Institutional shares issued by the BlackRock Portfolio will be equal to the value of the assets of the GNMA Program transferred to the BlackRock Portfolio as of the Closing Date, as determined in accordance with the BlackRock Portfolio’s valuation procedures, net of the assumption by the BlackRock Portfolio of certain stated liabilities of the GNMA Program provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the GNMA Program will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date. Such distributions will be taxable to shareholders who do not hold their GNMA Program shares in a tax advantaged account.

        The GNMA Program expects to distribute the shares of the BlackRock Portfolio to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the GNMA Program will terminate its registration under the 1940 Act.

        The BlackRock Portfolio and the GNMA Program have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

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        Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the GNMA Program’s shareholders;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;
•	the effectiveness under applicable law of the registration statement of the BlackRock Portfolio of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;
•	the declaration of a dividend by the GNMA Program to distribute to its shareholders all of its undistributed net investment income and net capital gains; and
•	an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

        The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the GNMA Program.

        The GNMA Program Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the GNMA Program (as described more fully in “Reasons for the Reorganization” below).

        Reasons for the Reorganization

        The factors considered by the GNMA Program Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment policies of the GNMA Program and the BlackRock Portfolio are similar. See “Comparison of the GNMA Program and the BlackRock Portfolio—Investment Objectives and Principal Investment Strategies.”
Through the Reorganization, shareholders will be invested in a Combined Fund with similar strategies. As a result, the style and risk/return profile of the Combined Fund will remain comparable to those of the shareholders’ current investment. Potential transaction costs in restructuring the portfolio holdings of the GNMA Program are anticipated to be incurred by the GNMA Program (not the BlackRock Portfolio) prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither the GNMA Program nor the Combined Fund will dispose of holdings in the GNMA Program portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.
•	It is expected that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.
The larger net asset size of the Combined Fund should permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. On the other hand, the asset base of the GNMA Program will continue to shrink due to the termination of the unit investment trusts that offered reinvestment of distributions into the GNMA Program. The decreasing assets of the GNMA Program will cause its current expenses to rise.
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•	It is expected that the Combined Fund will have a lower annual expense ratio (after contractual and voluntary fee waivers for the BlackRock Portfolio) than the annual expense ratio of the GNMA Program prior to the Reorganization.
Shareholders of the GNMA Program are expected to experience lower net operating expenses in the Combined Fund than they had in the GNMA Program prior to the Reorganization taking into account a contractual expense limitation agreement and voluntary waivers. The BlackRock Trust is party to an expense limitation agreement with BlackRock Advisors whereby the total expenses of the Institutional shares (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) paid by the BlackRock Portfolio have been contractually capped at 0.60% of such shares’ average daily net assets until February 1, 2008. This agreement will continue in effect from year to year thereafter if approved by a majority of the Non-Interested Trustees of the BlackRock Trust. In addition, BlackRock Advisors has voluntarily agreed to limit the net expenses for the Institutional shares (excluding interest expense, acquired fees and expenses and certain other fund expenses) to 0.48% of such shares’ average daily net assets for a period of two years following the closing of the Reorganization. This voluntary waiver may not be changed without BlackRock Board approval. Total expenses may increase following the two year period. In addition, after the Reorganization the shareholders of the GNMA Program will be subject to an advisory fee, which is a fee the GNMA Program does not currently incur.
•	GNMA Program shareholders will receive Institutional shares of the BlackRock Portfolio. The Institutional shares of the BlackRock Portfolio are similar to the shares of the GNMA Program in that they do not have any front-end sales loads, CDSCs, 12b-1 fees or redemption fees. The Institutional shares permit shareholders to exchange their shares for Institutional shares of other BlackRock funds, providing the potential for greater diversification.
Shareholders of the GNMA Program do not have any exchange privilege. Institutional shareholders of the BlackRock Portfolio may exchange Institutional shares from one BlackRock fund for Institutional shares of another BlackRock fund, provided that the share class and fund are open to new investors. There is no required minimum amount with respect to exchanges of Institutional shares. Institutional shares of each BlackRock fund may be exchanged for Institutional shares of other funds that offer that class of shares.
•	There will be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
The Reorganization provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of the GNMA Program in exchange for Institutional shares of the BlackRock Portfolio. Shareholders will receive Institutional shares of the BlackRock Portfolio equivalent to the aggregate net asset value of their GNMA Program shares, and will pay no U.S. federal income tax on the transaction. Shareholders will pay taxes on the distribution of all of the GNMA Program’s undistributed net investment income and net capital gains as of the Closing Date.
•	The relative performance histories of each Fund.
The Boards reviewed the relative performance of each Fund over different time periods ended March 31, 2007 compared with each other and to the benchmarks applicable to each Fund. The Funds had similar performance. The performance of each Fund for the one-year period was substantially identical (differing only by one basis point). The GNMA Program had slightly better performance (by 10 basis points) for the five-year period. For longer periods, the GNMA Program slightly outperformed the BlackRock Portfolio, but the GNMA Program had a full ten years of performance while the BlackRock Portfolio had less than nine years of performance since inception. Because the Combined Fund will most closely resemble the BlackRock Portfolio, the BlackRock Portfolio will be the accounting survivor of the Reorganization. As such, the Combined Fund will continue the performance history of the BlackRock Portfolio at the closing of the Reorganization.
•	The assumption of the expenses of the Reorganization.
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The Boards reviewed the fact that the GNMA Program will be responsible for its costs associated with the Reorganization and BlackRock Advisors will be responsible for the costs of the BlackRock Portfolio. The costs to be borne by the GNMA Program are expected to be approximately $150,000 and those to be borne by BlackRock Advisors are expected to be approximately $100,000. The legal, audit and transfer agency fees associated with the Reorganization will be divided equally between the GNMA Program and BlackRock Advisors, while the GNMA Program will bear the costs of printing and mailing the Combined Prospectus/Proxy Statement and of proxy solicitation, and BlackRock Advisors will bear the costs associated with reprinting the prospectus and shareholder reports of the BlackRock Portfolio, copies of which accompany this Combined Prospectus/Proxy Statement. The GNMA Program Board determined the allocation of costs of the Reorganization and the amount to be borne by the GNMA Program to be reasonable. The GNMA Program Board also considered that the voluntary expense cap for Institutional shares of the Combined Fund, which will remain in effect for two years from the Closing Date of the Reorganization and cannot be changed without BlackRock Board approval, should enable the Combined Fund to recoup the costs of the Reorganization.

        For these and other reasons, the GNMA Program Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the GNMA Program. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

        If the Reorganization is not approved by shareholders of the GNMA Program, the GNMA Program Board will consider other alternatives, such as liquidating the GNMA Program. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the GNMA Program as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing the Reorganization that the GNMA Program and the BlackRock Portfolio receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special U.S. federal income tax counsel to the BlackRock Portfolio, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Portfolio and the GNMA Program each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by either the GNMA Program or by the BlackRock Portfolio upon the transfer of substantially all of the assets of the GNMA Program to the BlackRock Portfolio solely in exchange for the shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of certain stated liabilities of the GNMA Program, or upon the distribution of the shares of the BlackRock Portfolio by the GNMA Program to its shareholders in exchange for their shares of the GNMA Program in the subsequent liquidation of the GNMA Program.

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•	No gain or loss will be recognized by a shareholder of the GNMA Program who exchanges all of his, her or its shares of the GNMA Program solely for the shares of the BlackRock Portfolio pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Portfolio received by a shareholder of the GNMA Program pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the GNMA Program surrendered in exchange therefor, and the holding period of the shares of the BlackRock Portfolio received by a shareholder of the GNMA Program pursuant to the Reorganization will include the period during which the GNMA Program shares exchanged therefor were held by such shareholder (provided the GNMA Program shares were held as capital assets on the date of the Reorganization).
•	The BlackRock Portfolio’s tax basis in assets of the GNMA Program received by the BlackRock Portfolio pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the GNMA Program immediately prior to the Reorganization, and the BlackRock Portfolio’s holding period for such assets will, in each instance, include the period during which the assets were held by the GNMA Program.

        The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Portfolio and the GNMA Program and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

        The BlackRock Portfolio expects to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the GNMA Program and its shareholders.

        Prior to the Closing Date, the GNMA Program will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward). This distribution will be taxable to GNMA Program shareholders.

        A portion of the portfolio assets of the GNMA Program may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the GNMA Program’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the GNMA Program’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the GNMA Program shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the GNMA Program.

        The GNMA Program will not be required to sell any securities to comply with the BlackRock Portfolio’s investment policies and/or investment restrictions.

        The BlackRock Portfolio will succeed to the capital loss carryforwards of the GNMA Program. The GNMA Program has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, the GNMA Program will undergo an “ownership change” for tax purposes (because the GNMA Program is smaller than the BlackRock Portfolio), and accordingly, the BlackRock Portfolio’s use of the GNMA Program’s capital loss carryforwards will be subject to the tax loss limitation rules of the Code. However, these limitations are not expected to impose significant restrictions on the use of the GNMA Program’s capital loss carryforwards. The BlackRock Portfolio’s capital loss carryforwards should not be limited by reason of the Reorganization.

        Shareholders of the GNMA Program may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions, unless the shareholder’s account

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is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

        The GNMA Program will pay its expenses associated with the Reorganization, which are expected to be approximately $150,000. BlackRock Advisors will pay the expenses of the BlackRock Portfolio associated with the Reorganization, which are expected to be approximately $100,000.

        Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

        If the Reorganization is approved, the BlackRock Portfolio will establish a position for each GNMA Program shareholder on the books of the BlackRock Portfolio containing the appropriate number of shares of the BlackRock Portfolio to be received in the Reorganization. If you currently hold certificates representing your shares of the GNMA Program, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Portfolio will be issued in connection with the Reorganization.

Legal Matters

        Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, special U.S. federal income tax counsel to the BlackRock Portfolio. Certain legal matters concerning the issuance of shares of the BlackRock Portfolio will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, special Massachusetts counsel to the BlackRock Portfolio.

OTHER INFORMATION

Capitalization

        The following table sets forth as of March 31, 2007: (i) the unaudited capitalization of the GNMA Program; (ii) the unaudited capitalization of the BlackRock Portfolio; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many Institutional shares of BlackRock Portfolio will be received by GNMA Program shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

GNMA Program	$119,612,051	$20.43	5,855,617

BlackRock Portfolio Institutional Shares	$116,399,788	$ 9.54	12,202,985

BlackRock Portfolio Pro Forma Combined* Institutional Shares	$235,864,731**	$ 9.54	24,727,312

*	Assuming the Reorganization had taken place on March 31, 2007.
**	Includes estimated expenses to be incurred in connection with the Reorganization of $147,108, which will not be borne by the pro forma Combined Fund on a going forward basis.
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Shareholder Information

        As of June 25, 2007, there were 5,731,780 shares of the GNMA Program outstanding. As of such date, the Directors and officers of the GNMA Program as a group owned less than 1% of the shares of the GNMA Program. As of June 8, 2007, to the best of the GNMA Program’s knowledge, no person was known by the GNMA Program to own of record or beneficially 5% or more of the shares of the GNMA Program except as follows:

Name & Address	% of Fund	Combined Fund Post-Closing

Merrill Lynch Pierce Fenner* 4800 E Deerlake Drive 3rd Floor Jacksonville, Florida 32246-6484	32.30%	7.56%

*	The GNMA Program believes that this person is not the beneficial owner of the shares of the GNMA Program.

        As of June 25, 2007, the Trustees and officers of the BlackRock Portfolio as a group owned less than 1% of the outstanding shares of the BlackRock Portfolio. As of June 8, 2007, to the best of the BlackRock Portfolio’s knowledge, no person was known by the BlackRock Portfolio to own of record or beneficially 5% or more of any class of shares of the BlackRock Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	Combined Fund Post-Closing

NFS LLC FEBO*	BlackRock Class	97.34%	6.48%	5.02%
The Northern Trust Company
PO Box 92956
Chicago, IL 60675-2956

Dean Witter Reynolds*	Investor A	7.95%	0.67%	0.52%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311

Merrill Lynch Pierce Fenner*	Investor A	7.13%	0.60%	0.47%
4800 E Deer Lake Drive 3rd Floor
Jacksonville, FL 32246-6484

Special Custody Account for the	Investor A	11.82%	1.00%	0.78%
Omnibus Account*
PO Box 32760
Louisville, KY 40232-2760

Nationwide Bank Trust*	Investor A	10.03%	0.85%	0.66%
PO Box 182029
Columbus, OH 43218-2029

Saxon and Co*	Investor A	9.26%	0.78%	0.61%
PO Box 7780-1888
PHILADELPHIA PA 19182

NFS LLC FEBO*	Investor A	8.91%	0.75%	0.58%
Seligman Friedmand and Co PC TT
c/o Trans Tech Keith Garrison
Middletown, PA 17057

Dean Witter Reynolds*	Investor B	6.62%	0.45%	0.35%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311

Citigroup Global Markets Inc.*	Investor B	8.77%	0.60%	0.46%
333 West 34th Street - 3rd Floor
New York, NY 10001

Merrill Lynch Pierce Fenner*	Investor B	22.45%	1.53%	1.19%
4800 E Deer Lake Drive 3rd Floor
Jacksonville, FL 32246-6484

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Name & Address	Class; Type of Ownership	% of Class	% of Fund	Combined Fund Post-Closing

Special Custody Account for the
Omnibus Account*	Investor B	11.17%	0.76%	0.59%
PO Box 32760
Louisville, KY 40232-2760

Dean Witter Reynolds*	Investor C	5.46%	0.53%	0.41%
3 Harborside Plaza 6th Floor
Jersey City, NJ 07311

Citigroup Global Markets Inc.*	Investor C	5.31%	0.51%	0.40%
333 West 34th Street - 3rd Floor
New York, NY 10001

Merrill Lynch Pierce Fenner*	Investor C	61.56%	5.95%	4.62%
4800 E Deer Lake Drive 3rd Floor
Jacksonville, FL 32246-6484

Saxon and Co*	Institutional	95.62%	61.49%	47.69%
PO Box 7780-1888
Philadelphia, PA 19182

Saxon and Co*	Service Class	90.53%	3.72%	2.89%
PO Box 7780-1888
Philadelphia, PA 19182

*	The BlackRock Portfolio believes that these persons are not the beneficial owners of the shares of the BlackRock Portfolio.

Shareholder Rights and Obligations

        The GNMA Program is a corporation organized under the laws of the State of Maryland. The BlackRock Portfolio is a series of BlackRock Trust, which is a business trust organized under the laws of the Commonwealth of Massachusetts. The authorized capital stock of the GNMA Program is 25,000,000 shares of common stock, par value $0.01 per share. Under its organizational documents, the BlackRock Portfolio is authorized to issue unlimited shares of beneficial interest, par value $0.01 per share. The BlackRock Board may, without limitation, classify or reclassify any unissued shares into one or more additional classes, each with its own assets and liabilities. The BlackRock Portfolio currently offers seven classes of shares (Investor A, Investor B, Investor C, Institutional, BlackRock, Service and Class R), and, in connection with the Reorganization will issue Institutional shares to the GNMA Program in the Reorganization.

        With respect to the BlackRock Portfolio, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. The BlackRock Portfolio and each class of shares within the Portfolio bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

        Unless (i) the BlackRock Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Portfolio, all shares entitled to vote are voted in the aggregate and not by class.

        There are no preemptive rights in connection with shares of the GNMA Program or the BlackRock Portfolio. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Portfolio, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

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Comparison of Maryland Corporations and Massachusetts Trusts

In General

        A fund organized as a Massachusetts business trust, such as the BlackRock Portfolio, is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

        A fund organized as a Maryland corporation, such as the GNMA Program, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

        Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the BlackRock Trust (“BlackRock Declaration”) contains such provisions.

        Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The BlackRock Declaration contains such provisions.

        As a result of the Reorganization, the GNMA Program shareholders will become shareholders of a Massachusetts trust.

Maryland Corporations

        A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

        Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The GNMA Program’s charter contains such provisions.

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Election and Removal of Directors

        Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act, if the charter of that Maryland corporation so provides. The GNMA Program’s charter and bylaws contain such provisions.

Amendments to the Charter

        Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The GNMA Program’s charter allows amendments to the charter only by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The charter of the GNMA Program acknowledges that the Fund’s name was given as a non-exclusive license and can be revoked at any time. The GNMA Program’s charter sets a fixed number of authorized shares.

Issuance and Redemption of Shares

        The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The GNMA Program charter has authorized only one class of twenty-five million shares. There is no provision in the GNMA Program charter regarding involuntary redemptions.

Series and Classes

        The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The GNMA Program’s charter sets forth that there is only one class that has been authorized and allows the GNMA Program Board to allot and authorize the issuance of the unissued shares.

Shareholder, Director and Officer Liability

        Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

        Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

33

Massachusetts Trusts

        The BlackRock Portfolio is governed by the BlackRock Declaration.

Shareholder Voting

        The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The BlackRock Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter.

Election and Removal of Trustees

        The BlackRock Declaration provides that the trustees determine the size of the board of trustees. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders.

Issuance of Shares

        Under the BlackRock Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine.

Series and Classes

        The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The BlackRock Declaration gives broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders.

Shareholder, Trustee and Officer Liability

        The BlackRock Declaration provides that shareholders have no personal liability for the obligations of the BlackRock Trust and requires the BlackRock Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the BlackRock Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the BlackRock Declaration provides that any person who is or has been a trustee, officer or employee of the BlackRock Trust is not personally liable to any person in connection with the affairs of the BlackRock Trust, other than the BlackRock Trust and its shareholders. The BlackRock Declaration also provides that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law.

        The foregoing is only a summary of certain rights of shareholders under the charter documents governing the GNMA Program and the BlackRock Portfolio and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

34

Dividends and Distributions

        The BlackRock Portfolio makes two kinds of distributions to its shareholders: net investment income and net realized capital gains. Distributions of net investment income are paid monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually. The distributions will be reinvested at net asset value in new shares of the same class unless the shareholder notifies PFPC in writing to pay them in cash. There are no sales charges on these reinvestments. The GNMA Program distributes net investment income, if any, monthly, and net realized capital gains, if any, annually.

Solicitation of Proxies

        Solicitation of proxies is being made on behalf of the GNMA Program and the GNMA Program Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about July 20, 2007. GNMA Program shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the GNMA Program and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The GNMA Program has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. GNMA Program shareholders may receive a telephone call from Broadridge asking them to vote. The proxy solicitation expenses in connection with combination of the GNMA Program with the BlackRock Portfolio are estimated to be approximately $21,122, which will be borne by the GNMA Program.

        Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the GNMA Program. Representatives of BlackRock Advisors and its affiliates and other representatives of the GNMA Program may also solicit proxies. Questions about the proposal should be directed to Broadridge at 1-877-777-3406.

        Broadridge and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

        This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the GNMA Program will be acquired by the BlackRock Portfolio and the solicitation of proxies by and on behalf of the GNMA Program Board for use at the Special Meeting of shareholders of the GNMA Program. The Special Meeting will be held on Thursday, August 23, 2007 at 11:00 a.m., Eastern time, at the offices of BlackRock Investment Management, LLC, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, or at such later time as is made necessary by adjournment or postponement.

        As of the Record Date, the GNMA Program had 5,731,780 shares outstanding.

Shareholder Approval

        Approval of the Reorganization requires the affirmative vote of a majority of all the votes entitled to be cast on the matter. A vote of shareholders of the BlackRock Portfolio is not needed to approve the Reorganization. If shareholders of the GNMA Program do not approve the Reorganization, the GNMA Program Board may consider possible alternative arrangements in the best interests of the GNMA Program and its shareholders. The GNMA Program Board has fixed the close of business on June 25, 2007 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. GNMA Program shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

35

        In order for the Special Meeting to go forward, there must be a quorum. This means that at least one-third of the GNMA Program shares entitled to vote on the proposal must be represented at the Special Meeting either in person or by proxy.

        If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the GNMA Program represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments thereof. The GNMA Program Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

        The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the GNMA Program without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the GNMA Program, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares of the GNMA Program present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

        All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

        Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

        GNMA Program shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the GNMA Program, or by voting in person at the Special Meeting.

36

        Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

        Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

        Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

        A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call Broadridge toll-free between 9:30 a.m. and 9 p.m., Monday through Friday, and between 10 a.m. to 6 p.m. on Saturday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

        Internet Voting. To vote over the internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

        A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Broadridge, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

        The GNMA Program believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

        You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

July __, 2007

37

APPENDIX A

INVESTMENT RESTRICTIONS

The BlackRock Portfolio

The BlackRock Portfolio has the following fundamental investment restrictions.

The BlackRock Portfolio:

        1.  will not issue senior securities, borrow money or pledge its assets, except that the BlackRock Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The BlackRock Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

        2.  will not make loans, except that the BlackRock Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

        3.  will not act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the BlackRock Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

        4.  will not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

        5.  will not purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

        6.  will not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

        7.  will not purchase securities of companies for the purpose of exercising control.

        8.  will not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to BlackRock Portfolio’s transactions in futures contracts and related options or BlackRock Portfolio’s sale of securities short against the box, and (b) BlackRock Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

        9.  will not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the BlackRock Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

        10.  will not purchase or sell commodities except that BlackRock Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

        11.  will not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of its total assets would (taken at current value) be invested

A-1

in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the BlackRock Portfolio, except that up to 25% of the value of the BlackRock Portfolio’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the BlackRock Portfolio, does not exceed 10% of the value of the BlackRock Portfolio’s total assets.

        12.  will not purchase any securities which would cause 25% or more of the value of the BlackRock Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i).

A-2

The GNMA Program

The GNMA Program has the following fundamental investment restrictions.

The GNMA Program:

        1.  will not invest in securities or other investments other than U.S. Treasury Bills and Ginnie Maes.

        2.  will not borrow money, except from banks and in an amount not to exceed immediately after such borrowing 33 1/3% of the current value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings) nor pledge or hypothecate any assets except in connection with such a borrowing and in amounts not to exceed 33 1/3% of its total assets, computed on the same basis; in the event that the value of the GNMA Program’s assets, as so computed, at any time is less than 300% of the amount of borrowings outstanding, within three days thereafter (excluding Sundays and holidays) or such longer period as the SEC may prescribe, the borrowings shall be reduced to within that limit.

        3.  will not make loans except through the purchase of obligations in direct placements (the purchase of obligations in other situations not being considered the making of a loan).

        4.  will not act as a statutory underwriter of securities, except to the extent the GNMA Program may be deemed to be an underwriter in connection with the sale of Ginnie Maes held by it, or purchase or sell real estate (except investments in mortgage-backed securities), commodities or commodity contracts.

        5.  will not enter into forward purchase agreements.

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APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ________ day of ________, 2007, by and among BlackRock Funds II, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to GNMA Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and The GNMA Fund Investment Accumulation Program, Inc., a registered investment company and a Maryland corporation (the “Acquired Fund”).

        This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Trust, on behalf of the BlackRock Fund, in exchange for Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the Acquired Fund, and (iv) the dissolution and complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Thereafter, the Acquired Fund will dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).

        WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust; the Acquiring Trust and the Acquired Fund are open-end, registered management investment companies within the meaning of the 1940 Act, and the Acquired Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

        WHEREAS, each of the BlackRock Fund and the Acquired Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

        WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

        WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund;

        WHEREAS, the Board of Directors of the Acquired Fund has determined that the Reorganization is in the best interests of the Acquired Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration of a special meeting of the Acquired Fund Shareholders (as defined in paragraph 1.5);

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND IN
EXCHANGE FOR BLACKROCK FUND SHARES AND THE ASSUMPTION OF THE
ACQUIRED FUND’S STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

        1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to convey, transfer and deliver substantially all of the assets of the Acquired Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the Acquired Fund the number of full and fractional shares of the BlackRock Fund, determined by dividing: (i) the aggregate value of the Acquired Fund’s assets, net of the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Institutional share of the BlackRock Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Acquired Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

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        1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the BlackRock Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Acquired Fund’s rights under this Agreement (the “Assets”).

        1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Closing Date delivered by the Acquired Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Acquired Fund.

        1.4 STATE FILINGS. Prior to the Closing Date, (i) the Acquired Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts prior to the Closing Date.

        1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Acquired Fund will dissolve and distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (the “Acquired Fund Shareholders”), all of the BlackRock Fund Shares received by the Acquired Fund. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the Acquired Fund to open accounts on the share records of the BlackRock Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of BlackRock Fund Shares due Acquired Fund Shareholders. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

        1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

        1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

        1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

        1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the Acquired Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

        1.10 ACTION BY ACQUIRING TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust on behalf of the BlackRock Fund.

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ARTICLE II

VALUATION

        2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

        2.2 VALUATION OF SHARES. Full BlackRock Fund Shares, and to the extent necessary, fractional BlackRock Fund Shares, of an aggregate net asset value equal to the value of the assets of the Acquired Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of the Acquired Fund assumed by the BlackRock Fund, shall be issued by the BlackRock Fund in exchange for such assets of the Acquired Fund. The net asset value per share of the BlackRock Fund Shares shall be the net asset value per share for the Institutional shares computed as of the Valuation Time, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

        3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [    ], 2007, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10 A.M. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

        3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall instruct its Custodian, The Bank of New York (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Acquired Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the BlackRock Fund.

        3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

        3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall instruct its transfer agent, The Bank of New York, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Acquired Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund

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Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence reasonably satisfactory to the Acquired Fund that such BlackRock Fund Shares have been credited to the Acquired Fund’s account on the books of the BlackRock Fund.

        3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

        3.6 FAILURE TO DELIVER ASSETS. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the Acquired Fund for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

        (a) The Acquired Fund is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

        (b) The Acquired Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

        (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The Acquired Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) The Acquired Fund is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquired Fund will not, result in the violation of Maryland law,

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or any provision of the Acquired Fund’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

        (f) The Acquired Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

        (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (h) The audited financial statements of the Acquired Fund as of December 31, 2006 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the Acquired Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquired Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (i) There have been no changes in the financial position of the Acquired Fund as reflected in the audited financial statements as of December 31, 2006, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquired Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Acquired Fund due to declines in the value of the Acquired Fund’s Assets, the discharge of the Acquired Fund’s liabilities or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

        (j) Since December 31, 2006 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquired Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Acquired Fund granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Acquired Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on

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behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquired Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (l) The Acquired Fund is authorized to issue 25,000,000 shares of common stock, par value $0.01 per share, of which, as of March 31, 2007, there were outstanding 12,202,985 shares of the Acquired Fund. All issued and outstanding shares of common stock of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares and has no outstanding securities convertible into any of the Acquired Fund shares.

        (m) At the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the Acquired Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the BlackRock Fund.

        (n) Subject to the approval of this Agreement by the Acquired Fund Shareholders, the Acquired Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to approval of this Agreement by the Acquired Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Acquired Fund. Subject to approval of this Agreement by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (o) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

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        (q) Except for the Registration Statement and the approval of this Agreement by the Acquired Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Acquired Fund as described in paragraph 4.1(r) is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

        (r) The Acquired Fund has called a special meeting of Acquired Fund Shareholders to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated hereof. Such meeting shall be scheduled for no later than August 23, 2007 (or such other date as the parties may agree to in writing).

        4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Trust’s declaration of trust. The Acquiring Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

        (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

        (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the BlackRock Fund by the Acquired Fund. From the effective date of the Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit

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to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) The BlackRock Fund is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result, in violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or Code of Regulations or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

        (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of the BlackRock Fund as of September 30, 2006 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2007 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by BlackRock Fund, and such statements (true and complete copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition and the results of operations of BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2006 and for the fiscal year then ended and the unaudited financial statements for the six months ended March 31, 2007, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s assets, the discharge of BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund shareholders shall not constitute a material adverse change.

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        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of March 31, 2007, there were outstanding 19,135,303 shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

        (k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing Date.

        (l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (m) The BlackRock Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of the BlackRock Fund.)

        (n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

        (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Acquired Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

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ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE ACQUIRED FUND

        5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.3, each of the BlackRock Fund and the Acquired Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

        5.2 STATEMENT OF ASSETS AND LIABILITIES. The Acquired Fund will prepare and deliver to the Acquiring Trust [at least five business days prior to the Closing Date] a statement of the assets and Stated Liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Acquired Fund and (2) a list of the Acquired Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

        5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquired Fund shall make available to the Acquiring Trust’s officers and agents all books and records of the Acquired Fund.

        5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

        5.5 CONTRACT TERMINATION. The Acquired Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

        5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Acquired Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Acquired Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

B-10

        5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

        Neither the Acquiring Trust nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special United States federal income tax counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

        5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

        5.10 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

        5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Acquired Fund shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Trust will succeed to and take into account as a result of Section 381 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

        The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

        6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

        6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees or other fees payable for services provided to the BlackRock Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus and statement of additional information of the BlackRock Fund other than shall have been previously disclosed to the Acquired Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

        The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

        7.1 All representations, covenants and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

B-11

        7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Acquired Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

        7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the fees payable for services provided to the Acquired Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

        7.4 The Acquired Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE BLACKROCK FUND, THE ACQUIRING TRUST AND THE ACQUIRED FUND

        If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquired Fund, the BlackRock Fund or the Acquiring Trust, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.1.

        8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

        8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the Acquired Fund, provided that any party hereto may waive any such conditions for itself.

        8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1933 Act covering the sale of shares of the BlackRock Fund shall be effective.

        8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquired Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

B-12

        8.6 The Acquiring Trust and the Acquired Fund each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, United States special tax counsel to the Acquiring Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Acquired Fund followed by the distribution of BlackRock Fund Shares to the Acquired Fund Shareholders in complete dissolution and liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the BlackRock Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Acquired Fund;

(c) no gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Acquired Fund or upon the distribution of BlackRock Fund Shares to Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund in liquidation of the Acquired Fund;

(d) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for BlackRock Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the Acquired Fund.

        Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each of the Acquired Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.6.

        The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Acquired Fund’s taxable year.

ARTICLE IX

EXPENSES

(a) The Acquired Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquired Fund in connection with the purchase and sale of assets and liquidation and dissolution of the Acquired Fund contemplated by the provisions of this Agreement, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Acquired Fund.

B-13

(b) BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquiring Trust and the BlackRock Fund in connection with the the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Trust and the BlackRock Fund in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Acquired Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Acquired Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Fund. In addition, the Acquiring Trust or the Acquired Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

        11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the the Acquired Fund, BlackRock Fund, the Acquiring Trust or their respective Board of Directors, Board of Trustees, or officers, to the other party or its Board of Directors or Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Acquired Fund as specifically authorized by their respective Board of Trustees and Board of Directors; provided, however, that, following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

B-14

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

ARTICLE XIV

NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquired Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to the Acquiring Trust, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, President, or to any other address that the Acquiring Trust or the Acquired Fund shall have last designated by notice to the other party.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS II, on behalf of its series, GNMA PORTFOLIO

By:

Name:

Title:

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.

By:

Name:

Title:

B-15

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.

BLACKROCK FUNDS II

PART B

STATEMENT OF ADDITIONAL INFORMATION

July __, 2007

        This statement of additional information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”), a Maryland corporation, into GNMA Portfolio, a series of the BlackRock Funds II (the “BlackRock Portfolio”), a Massachusetts business trust.

        This Reorganization SAI contains information which may be of interest to shareholders of the GNMA Program relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated July __, 2007 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of certain stated liabilities, of the GNMA Program in exchange for shares of the BlackRock Portfolio. The GNMA Program would distribute the BlackRock Portfolio shares it receives to its shareholders in complete liquidation of the GNMA Program.

        This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the BlackRock Portfolio, Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling 1-800-441-7762.

        Capitalized terms used in this Reorganization SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE GNMA PROGRAM AND THE BLACKROCK PORTFOLIO	SAI-2
FINANCIAL STATEMENTS	SAI-2
Pro Forma Schedule of Investments as of March 31, 2007 (unaudited)	SAI-3
Pro Forma Statement of Assets and Liabilities as of March 31, 2007 (unaudited)	SAI-13
Pro Forma Statement of Operations for the twelve months ended March 31, 2007 (unaudited)	SAI-14
Notes to Pro Forma Financial Statements (unaudited)*	SAI-16

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

ADDITIONAL INFORMATION ABOUT
THE GNMA PROGRAM AND THE BLACKROCK PORTFOLIO

        This Reorganization SAI incorporates by reference (i) the Annual Report of GNMA Program for the year ended December 31, 2006, (ii) the Annual Report of BlackRock Portfolio for the year ended September 30, 2006 and (iii) the Semi-Annual Report of BlackRock Portfolio for the six months ended March 31, 2007. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission (the “Commission”). The financial statements therein, and the reports of the independent registered public accounting firm thereon, are incorporated herein by reference.

        For the BlackRock Portfolio: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the BlackRock Portfolio dated June 1, 2007, as supplemented, as filed with the Commission on June 1, 2007 (SEC Accession No. 0001104659-07-044559); the BlackRock Semi-Annual Report, as filed with the Commission on June 6, 2007 (SEC Accession No. 0001193125-07-130705); and the BlackRock Annual Report, as filed with the Commission on January 26, 2007 (SEC Accession No. 0001193125-07-014332). The financial statements therein, and, in the case of the Annual Reports, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

        For the GNMA Program: Incorporates by reference the Annual Report to Shareholders, including the report of the independent registered public accounting firm, for the year ended December 31, 2006, as filed with the Commission on March 8, 2007 (SEC Accession No. 0001193805-07-000683).

FINANCIAL STATEMENTS

        Pro forma financial statements of GNMA Program and BlackRock Portfolio are provided on the following pages.

        The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on March 31, 2007. The unaudited pro forma statement of operations reflects expenses for the twelve months ended March 31, 2007. The pro forma financial statements give effect to the proposed exchange of Institutional shares of BlackRock Portfolio for substanially all of the assets and certain stated liabilities of GNMA Program, with BlackRock Portfolio being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that BlackRock Portfolio will sell any securities of GNMA Program acquired in the Reorganization other than in the ordinary course of business.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-2

PRO FORMA CONDENSED COMBINED SCHEDULE OF INVESTMENTS FOR
GNMA PORTFOLIO, a series of BLACKROCK FUNDS II, and
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.

AS OF MARCH 31, 2007 (UNAUDITED)

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
U.S. Government & Agency Obligations		1.5%
U.S. Treasury Notes
4.62%	2/15/2017		0	0	4,500,000	4,490,861	4,500,000	4,490,861

Total U.S. Government & Agency Obligations			0	0	4,500,000	4,490,861	4,500,000	4,490,861

Mortgage Pass-Throughs(b)		111.5%
Federal Home Loan Mortgage Corp. Gold
6.00%	11/1/2013		0	0	3,043	3,097	3,043	3,097
6.00%	1/1/2015		0	0	8,658	8,818	8,658	8,818
6.00%	8/1/2016		0	0	40,103	40,824	40,103	40,824
6.00%	4/1/2017		0	0	38,310	38,998	38,310	38,998
6.00%	6/1/2017		0	0	34,916	35,536	34,916	35,536
6.00%	1/1/2019		0	0	112,028	113,934	112,028	113,934
9.00%	12/1/2019		0	0	566	610	566	610
6.00%	10/1/2021		0	0	200,020	203,349	200,020	203,349
5.50%	1/1/2022		0	0	296,704	297,331	296,704	297,331
7.50%	2/1/2027		0	0	5,791	6,072	5,791	6,072
7.50%	3/1/2027		0	0	1,228	1,287	1,228	1,287
6.50%	1/1/2030		0	0	711	733	711	733
4.50%	10/1/2035		0	0	193,587	182,055	193,587	182,055
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.50%	4/1/2022		0	0	400,000	400,750	400,000	400,750
Federal National Mortgage Assoc.
8.00%	8/1/2014		0	0	62,272	64,496	62,272	64,496
4.00%	7/1/2018		0	0	118,924	112,578	118,924	112,578
4.50%	8/1/2020		0	0	739,423	715,899	739,423	715,899
4.50%	11/1/2020		0	0	91,180	88,278	91,180	88,278
4.50%	12/1/2020		0	0	680,187	658,548	680,187	658,548
5.00%	1/1/2021		0	0	90,338	89,093	90,338	89,093
4.50%	3/1/2021		0	0	265,661	257,179	265,661	257,179
5.00%	3/1/2021		0	0	95,705	94,385	95,705	94,385
6.00%	8/1/2021		0	0	8,139	8,285	8,139	8,285
6.00%	9/1/2021		0	0	161,751	164,450	161,751	164,450
4.50%	10/1/2021		0	0	52,288	50,619	52,288	50,619
6.00%	10/1/2021		0	0	679,028	690,359	679,028	690,359
8.50%	10/1/2024		0	0	4,058	4,358	4,058	4,358
6.50%	1/1/2028		0	0	315,276	325,300	315,276	325,300
6.50%	10/1/2031		0	0	76,975	79,286	76,975	79,286
6.50%	7/1/2032		0	0	43,678	44,906	43,678	44,906
5.50%	12/1/2032		0	0	1,652,990	1,639,656	1,652,990	1,639,656
5.50%	2/1/2033		0	0	54,139	53,695	54,139	53,695
5.50%	6/1/2033		0	0	64,170	63,645	64,170	63,645
5.50%	4/1/2034		0	0	4,256,735	4,221,853	4,256,735	4,221,853
5.50%	10/1/2034		0	0	3,292,669	3,263,779	3,292,669	3,263,779
5.50%	1/1/2035		0	0	231,626	229,593	231,626	229,593
5.50%	2/1/2035		0	0	88,765	87,927	88,765	87,927
5.50%	3/1/2035		0	0	19,376	19,193	19,376	19,193
5.50%	4/1/2035		0	0	77,615	76,882	77,615	76,882
6.50%	4/1/2035		0	0	590,996	607,615	590,996	607,615
5.00%	2/1/2037		0	0	191,799	185,287	191,799	185,287
Federal National Mortgage Assoc. 15 Year TBA
5.00%	4/1/2022		0	0	200,000	197,188	200,000	197,188
5.50%	4/1/2022		0	0	100,000	100,219	100,000	100,219
Federal National Mortgage Assoc. 30 Year TBA
4.50%	4/1/2037		0	0	1,300,000	1,221,594	1,300,000	1,221,594
5.00%	4/1/2037		0	0	1,000,000	965,938	1,000,000	965,938
5.50%	4/1/2037		0	0	10,000,000	9,893,750	10,000,000	9,893,750
6.00%	4/1/2037		0	0	1,100,000	1,107,907	1,100,000	1,107,907
Government National Mortgage Assoc. I
8.00%	12/15/2007		0	0	559	562	559	562
8.00%	1/15/2008		0	0	1,717	1,742	1,717	1,742
5.50%	11/15/2008		0	0	1,619	1,618	1,619	1,618
5.50%	12/15/2008		0	0	2,460	2,458	2,460	2,458
5.50%	1/15/2009		0	0	21,979	22,011	21,979	22,011
5.50%	2/15/2009		0	0	6,699	6,709	6,699	6,709
5.50%	3/15/2009		0	0	6,577	6,587	6,577	6,587
5.50%	4/15/2009		0	0	8,385	8,398	8,385	8,398
9.50%	10/15/2009		605	628	0	0	605	628
13.50%	5/15/2011		768	861	0	0	768	861
17.00%	11/15/2011		32,557	37,986	0	0	32,557	37,986
17.00%	12/15/2011		23,045	26,941	0	0	23,045	26,941
16.00%	3/15/2012		21,190	24,532	0	0	21,190	24,532
16.00%	4/15/2012		811	939	0	0	811	939
12.00%	2/15/2013		16,918	19,037	0	0	16,918	19,037
11.50%	4/15/2013		490	543	0	0	490	543
14.50%	4/15/2013		12,586	14,365	0	0	12,586	14,365
11.50%	5/15/2013		24,978	27,676	0	0	24,978	27,676
11.50%	6/15/2013		21,110	23,393	0	0	21,110	23,393

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-3

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
15.00%	6/15/2013		38,918	44,715	0	0	38,918	44,715
11.50%	7/15/2013		28,864	31,983	0	0	28,864	31,983
12.00%	6/15/2015		6,419	7,168	0	0	6,419	7,168
11.50%	12/15/2015		1,423	1,597	0	0	1,423	1,597
10.00%	2/15/2016		28,634	31,731	0	0	28,634	31,731
6.50%	3/15/2016		0	0	16,121	16,534	16,121	16,534
9.50%	3/15/2016		87,609	95,004	0	0	87,609	95,004
9.00%	4/15/2016		31,856	34,126	0	0	31,856	34,126
9.50%	4/15/2016		9,872	10,705	0	0	9,872	10,705
10.00%	4/15/2016		61,727	68,403	0	0	61,727	68,403
6.50%	5/15/2016		0	0	22,517	23,094	22,517	23,094
9.00%	5/15/2016		69,953	74,935	0	0	69,953	74,935
10.00%	5/15/2016		11,501	12,744	0	0	11,501	12,744
6.50%	6/15/2016		0	0	5,751	5,898	5,751	5,898
8.50%	6/15/2016		5,935	6,311	0	0	5,935	6,311
9.50%	6/15/2016		13,629	14,780	0	0	13,629	14,780
10.00%	6/15/2016		66,855	74,086	0	0	66,855	74,086
5.50%	7/15/2016		0	0	1,391,479	1,401,154	1,391,479	1,401,154
6.50%	7/15/2016		0	0	257,530	264,125	257,530	264,125
8.50%	7/15/2016		3,474	3,695	0	0	3,474	3,695
10.00%	7/15/2016		14,312	15,859	0	0	14,312	15,859
5.50%	8/15/2016		0	0	279,447	281,390	279,447	281,390
6.50%	8/15/2016		0	0	43,343	44,453	43,343	44,453
8.50%	8/15/2016		22,987	24,445	0	0	22,987	24,445
9.00%	8/15/2016		18,086	19,375	0	0	18,086	19,375
9.50%	8/15/2016		20,344	22,061	0	0	20,344	22,061
10.00%	8/15/2016		3,571	3,957	0	0	3,571	3,957
5.50%	9/15/2016		0	0	970,103	976,849	970,103	976,849
6.50%	9/15/2016		0	0	227,473	233,299	227,473	233,299
8.50%	9/15/2016		22,825	24,273	0	0	22,825	24,273
9.00%	9/15/2016		15,702	16,820	0	0	15,702	16,820
9.50%	9/15/2016		91,749	99,495	0	0	91,749	99,495
10.00%	9/15/2016		21,315	23,620	0	0	21,315	23,620
6.50%	10/15/2016		0	0	176,278	180,793	176,278	180,793
9.00%	10/15/2016		91,824	98,366	0	0	91,824	98,366
9.50%	10/15/2016		8,617	9,344	0	0	8,617	9,344
6.50%	11/15/2016		0	0	227,729	233,562	227,729	233,562
10.00%	11/15/2016		45,823	50,779			45,823	50,779
6.50%	12/15/2016		0	0	191,863	196,775	191,863	196,775
8.50%	12/15/2016		5,133	5,459	0	0	5,133	5,459
9.00%	12/15/2016		3,377	3,617	0	0	3,377	3,617
6.50%	1/15/2017		0	0	358,996	368,065	358,996	368,065
8.00%	1/15/2017		0	0	1,578	1,666	1,578	1,666
8.50%	1/15/2017		3,247	3,476	0	0	3,247	3,476
9.00%	1/15/2017		9,260	9,925	0	0	9,260	9,925
9.50%	1/15/2017		17,140	18,647	0	0	17,140	18,647
10.00%	1/15/2017		22,596	25,113	0	0	22,596	25,113
6.50%	2/15/2017		0	0	254,150	260,568	254,150	260,568
8.50%	2/15/2017		5,806	6,213	0	0	5,806	6,213
9.00%	2/15/2017		1,039	1,114	0	0	1,039	1,114
6.50%	3/15/2017		0	0	247,977	254,241	247,977	254,241
8.00%	3/15/2017		3,714	3,921	68,976	72,830	72,690	76,751
8.50%	3/15/2017		13,061	13,980	0	0	13,061	13,980
9.00%	3/15/2017		4,502	4,826	0	0	4,502	4,826
6.50%	4/15/2017		0	0	344,126	352,818	344,126	352,818
8.00%	4/15/2017		0	0	4,977	5,255	4,977	5,255
8.50%	4/15/2017		27,840	29,798	0	0	27,840	29,798
6.50%	5/15/2017 (c)		0	0	676,672	693,764	676,672	693,764
8.00%	5/15/2017		4,504	4,756	35,663	37,656	40,167	42,412
6.50%	6/15/2017		0	0	522,622	535,824	522,622	535,824
8.00%	6/15/2017		0	0	31,999	33,785	31,999	33,785
8.00%	7/15/2017		0	0	40,412	42,668	40,412	42,668
9.50%	7/15/2017		15,923	17,323	0	0	15,923	17,323
10.00%	7/15/2017		3,813	4,238	0	0	3,813	4,238
9.50%	8/15/2017		114,319	124,371	0	0	114,319	124,371
7.00%	9/15/2017		0	0	27,337	28,376	27,337	28,376
9.50%	9/15/2017		4,265	4,640	0	0	4,265	4,640
10.00%	9/15/2017		4,337	4,820	0	0	4,337	4,820
9.00%	5/15/2018		0	0	56,139	60,292	56,139	60,292
9.50%	6/15/2018		19,755	21,549	0	0	19,755	21,549
10.00%	6/15/2018		4,998	5,554	0	0	4,998	5,554
8.50%	3/15/2019		4,013	4,308	0	0	4,013	4,308
8.50%	10/15/2019		47,029	50,484	0	0	47,029	50,484
9.00%	10/15/2019		0	0	12,941	13,923	12,941	13,923
8.50%	11/15/2019		1,150	1,235	0	0	1,150	1,235
8.50%	12/15/2019		2,200	2,362	0	0	2,200	2,362
8.50%	1/15/2020		2,258	2,428	0	0	2,258	2,428
9.00%	1/15/2020		0	0	26,264	28,301	26,264	28,301
9.00%	2/15/2020		0	0	18,371	19,797	18,371	19,797
8.50%	3/15/2020		2,838	3,052	0	0	2,838	3,052
9.00%	3/15/2020		0	0	12,243	13,193	12,243	13,193
9.00%	4/15/2020		0	0	13,942	15,024	13,942	15,024
9.00%	5/15/2020		0	0	2,048	2,207	2,048	2,207
9.00%	6/15/2020		0	0	882	951	882	951

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-4

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
9.00%	7/15/2020		0	0	5,958	6,421	5,958	6,421
9.50%	11/15/2020		42,674	46,760	0	0	42,674	46,760
10.00%	12/15/2020		0	0	3,176	3,535	3,176	3,535
8.00%	5/15/2021		3,884	4,119	0	0	3,884	4,119
8.50%	5/15/2021		5,146	5,541	0	0	5,146	5,541
9.00%	6/15/2021		0	0	8,458	9,127	8,458	9,127
8.50%	9/15/2021		9,322	10,038	0	0	9,322	10,038
9.00%	9/15/2021		23,009	24,828	0	0	23,009	24,828
9.00%	10/15/2021		27,529	29,704	0	0	27,529	29,704
8.50%	11/15/2021		44,881	48,331	0	0	44,881	48,331
8.00%	12/15/2021		15,280	16,208	0	0	15,280	16,208
8.50%	12/15/2021		9,918	10,680	0	0	9,918	10,680
8.00%	1/15/2022		13,824	14,677	0	0	13,824	14,677
8.50%	1/15/2022		5,052	5,447	0	0	5,052	5,447
7.50%	2/15/2022		458	478	0	0	458	478
7.00%	3/15/2022		6,139	6,410	0	0	6,139	6,410
7.50%	3/15/2022		7,032	7,333	0	0	7,032	7,333
7.50%	4/15/2022		1,871	1,951	0	0	1,871	1,951
8.00%	4/15/2022		4,960	5,262	0	0	4,960	5,262
7.00%	5/15/2022		6,213	6,488	0	0	6,213	6,488
7.50%	5/15/2022		194,066	202,385	0	0	194,066	202,385
8.00%	5/15/2022		14,277	15,157	0	0	14,277	15,157
8.00%	6/15/2022		9,896	10,507	0	0	9,896	10,507
8.00%	7/15/2022		32,764	34,786	0	0	32,764	34,786
8.00%	8/15/2022		21,535	22,864	0	0	21,535	22,864
7.50%	9/15/2022		253,976	264,862	0	0	253,976	264,862
8.00%	9/15/2022		19,052	20,227	0	0	19,052	20,227
7.00%	10/15/2022		24,358	25,434	0	0	24,358	25,434
7.50%	10/15/2022		87,532	91,285	0	0	87,532	91,285
8.00%	10/15/2022		45,116	47,900	0	0	45,116	47,900
7.00%	11/15/2022		69,309	72,370	0	0	69,309	72,370
7.50%	11/15/2022		107,430	112,035	0	0	107,430	112,035
7.00%	12/15/2022		67,277	70,248	0	0	67,277	70,248
8.00%	12/15/2022		1,105	1,173	0	0	1,105	1,173
7.00%	1/15/2023		45,665	47,738	0	0	45,665	47,738
7.50%	1/15/2023		49,280	51,423	0	0	49,280	51,423
8.00%	1/15/2023		21,259	22,521	0	0	21,259	22,521
7.50%	2/15/2023		233,093	243,232	0	0	233,093	243,232
7.50%	3/15/2023		69,318	72,332	0	0	69,318	72,332
8.00%	3/15/2023		7,148	7,572	0	0	7,148	7,572
7.00%	4/15/2023		166,643	174,210	0	0	166,643	174,210
6.50%	5/15/2023		13,173	13,539	0	0	13,173	13,539
7.00%	5/15/2023		259,420	271,199	11,465	11,985	270,885	283,184
7.50%	5/15/2023		5,912	6,169	0	0	5,912	6,169
8.00%	5/15/2023		938	994	0	0	938	994
6.50%	6/15/2023		32,340	33,239	0	0	32,340	33,239
7.00%	6/15/2023		196,092	204,997	12,132	12,683	208,224	217,680
6.50%	7/15/2023		53,083	54,559	0	0	53,083	54,559
7.00%	7/15/2023		530,945	555,057	30,130	31,498	561,075	586,555
6.50%	8/15/2023		55,723	57,273	0	0	55,723	57,273
7.00%	8/15/2023		340,592	356,059	0	0	340,592	356,059
6.50%	9/15/2023		550,267	565,566	6,063	6,232	556,330	571,798
7.00%	9/15/2023		0	0	33,074	34,575	33,074	34,575
6.50%	10/15/2023		185,943	191,112	0	0	185,943	191,112
7.00%	10/15/2023		0	0	48,693	50,905	48,693	50,905
6.00%	11/15/2023		4,060	4,118	0	0	4,060	4,118
6.50%	11/15/2023		393,186	404,114	0	0	393,186	404,114
7.00%	11/15/2023		1,984	2,074	0	0	1,984	2,074
6.50%	12/15/2023		26,103	26,829	92,927	95,510	119,030	122,339
7.00%	12/15/2023		330,053	345,040	0	0	330,053	345,040
7.00%	1/15/2024		337,856	353,223	0	0	337,856	353,223
7.50%	1/15/2024		65,379	68,259	0	0	65,379	68,259
8.00%	1/15/2024		95,742	101,496	0	0	95,742	101,496
6.50%	2/15/2024		9,756	10,026	0	0	9,756	10,026
7.00%	2/15/2024		493,526	515,972	0	0	493,526	515,972
6.50%	3/15/2024		6,555	6,736	0	0	6,555	6,736
7.00%	3/15/2024		92,932	97,160	0	0	92,932	97,160
8.00%	3/15/2024		9,458	10,027	0	0	9,458	10,027
6.50%	4/15/2024		1,432	1,472	0	0	1,432	1,472
7.50%	4/15/2024		4,808	5,020	0	0	4,808	5,020
6.50%	5/15/2024		11,695	12,018	0	0	11,695	12,018
8.00%	5/15/2024		89,844	95,243	0	0	89,844	95,243
7.00%	6/15/2024		458	479	0	0	458	479
8.00%	7/15/2024		2,553	2,706	0	0	2,553	2,706
7.50%	8/15/2024		1,861	1,943	0	0	1,861	1,943
8.50%	9/15/2024		16,991	18,363	0	0	16,991	18,363
7.00%	10/15/2024		0	0	228,139	238,385	228,139	238,385
8.00%	10/15/2024		1,966	2,084	0	0	1,966	2,084
8.50%	10/15/2024		100,706	108,837	0	0	100,706	108,837
8.50%	11/15/2024		3,448	3,726	0	0	3,448	3,726
8.50%	2/15/2025		7,953	8,598	0	0	7,953	8,598
7.50%	6/15/2025		1,166	1,218	0	0	1,166	1,218
8.00%	6/15/2025		4,062	4,309	0	0	4,062	4,309
7.50%	7/15/2025		110,196	115,145	0	0	110,196	115,145

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-5

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
8.00%	7/15/2025		34,526	36,626	0	0	34,526	36,626
6.50%	8/15/2025		0	0	11,804	12,129	11,804	12,129
7.00%	8/15/2025		166,404	174,141	0	0	166,404	174,141
7.50%	8/15/2025		15,929	16,646	0	0	15,929	16,646
6.50%	9/15/2025		2,168	2,228	0	0	2,168	2,228
7.00%	9/15/2025		5,524	5,781	0	0	5,524	5,781
7.50%	9/15/2025		32,321	33,774	0	0	32,321	33,774
6.50%	10/15/2025		24,504	25,180	0	0	24,504	25,180
7.50%	10/15/2025		41,242	43,098	0	0	41,242	43,098
7.50%	11/15/2025		7,508	7,846	0	0	7,508	7,846
8.00%	11/15/2025		5,007	5,311	0	0	5,007	5,311
7.50%	12/15/2025		1,866	1,950	0	0	1,866	1,950
6.50%	1/15/2026		1,989	2,045	0	0	1,989	2,045
7.00%	1/15/2026		119,455	125,010	0	0	119,455	125,010
7.50%	1/15/2026		0	0	4,824	5,041	4,824	5,041
6.00%	2/15/2026		7,100	7,222	0	0	7,100	7,222
6.50%	2/15/2026		12,935	13,299	0	0	12,935	13,299
7.00%	2/15/2026		20,872	21,842	0	0	20,872	21,842
7.50%	2/15/2026		0	0	382	400	382	400
6.50%	3/15/2026		148,821	153,010	0	0	148,821	153,010
7.00%	3/15/2026		58,984	61,729	0	0	58,984	61,729
7.50%	3/15/2026		6,964	7,278	0	0	6,964	7,278
6.50%	4/15/2026		16,461	16,924	0	0	16,461	16,924
7.00%	4/15/2026		32,308	33,810	0	0	32,308	33,810
8.00%	5/15/2026		31,977	33,941	0	0	31,977	33,941
7.50%	6/15/2026		0	0	4,094	4,278	4,094	4,278
8.00%	6/15/2026		48,566	51,549	0	0	48,566	51,549
7.50%	7/15/2026		12,473	13,034	0	0	12,473	13,034
8.00%	7/15/2026		32,180	34,156	0	0	32,180	34,156
6.50%	8/15/2026		5,013	5,154	0	0	5,013	5,154
8.00%	8/15/2026		7,760	8,236	0	0	7,760	8,236
8.00%	9/15/2026		6,332	6,721	0	0	6,332	6,721
7.00%	10/15/2026		811	849	0	0	811	849
7.50%	11/15/2026		382	399	0	0	382	399
7.00%	12/15/2026		2,497	2,613	0	0	2,497	2,613
7.50%	12/15/2026		19,746	20,636	0	0	19,746	20,636
7.00%	1/15/2027		13,957	14,606	0	0	13,957	14,606
7.00%	2/15/2027		20,491	21,444	0	0	20,491	21,444
7.50%	3/15/2027		25,256	26,391	8,728	9,120	33,984	35,511
7.00%	4/15/2027		34,725	36,341	0	0	34,725	36,341
7.50%	4/15/2027		0	0	5,820	6,081	5,820	6,081
7.50%	5/15/2027		20,939	21,879	0	0	20,939	21,879
7.50%	6/15/2027		3,724	3,891	0	0	3,724	3,891
7.50%	7/15/2027		1,050	1,098	0	0	1,050	1,098
7.00%	8/15/2027		29,752	31,137	0	0	29,752	31,137
7.50%	8/15/2027		0	0	843	881	843	881
7.00%	9/15/2027		6,056	6,338	0	0	6,056	6,338
7.00%	10/15/2027		25,538	26,727	23,248	24,330	48,786	51,057
7.50%	10/15/2027		28,522	29,804	5,084	5,312	33,606	35,116
7.00%	11/15/2027		109,713	114,819	28,536	29,865	138,249	144,684
7.50%	11/15/2027		0	0	1,474	1,541	1,474	1,541
7.00%	12/15/2027		97,430	101,964	8,475	8,870	105,905	110,834
6.00%	1/15/2028		0	0	32,764	33,319	32,764	33,319
7.00%	1/15/2028		37,786	39,530	38,604	40,383	76,390	79,913
7.00%	2/15/2028		98,102	102,625	0	0	98,102	102,625
6.00%	3/15/2028		12,212	12,419	0	0	12,212	12,419
6.50%	3/15/2028		46,991	48,392	0	0	46,991	48,392
7.00%	3/15/2028		94,112	98,450	0	0	94,112	98,450
7.50%	3/15/2028		0	0	475	496	475	496
6.50%	4/15/2028		262,605	270,439	0	0	262,605	270,439
7.00%	4/15/2028		0	0	34,205	35,781	34,205	35,781
6.50%	5/15/2028		133,834	137,827	0	0	133,834	137,827
7.00%	5/15/2028		0	0	103,143	107,897	103,143	107,897
6.00%	6/15/2028		4,822	4,904	0	0	4,822	4,904
6.50%	6/15/2028		361,367	372,147	0	0	361,367	372,147
6.00%	7/15/2028		16,124	16,397	0	0	16,124	16,397
6.50%	7/15/2028		27,315	28,130	0	0	27,315	28,130
6.00%	8/15/2028		44,682	45,439	0	0	44,682	45,439
6.50%	8/15/2028		219,074	225,608	0	0	219,074	225,608
6.00%	9/15/2028		10,371	10,547	0	0	10,371	10,547
6.50%	9/15/2028		370,630	381,686	0	0	370,630	381,686
6.00%	10/15/2028		728,706	741,065	0	0	728,706	741,065
6.50%	10/15/2028		121,475	125,099	0	0	121,475	125,099
7.50%	10/15/2028		36,714	38,356	0	0	36,714	38,356
6.00%	11/15/2028		189,623	192,839	0	0	189,623	192,839
6.50%	11/15/2028		240,390	247,561	0	0	240,390	247,561
6.00%	12/15/2028		523,537	532,416	0	0	523,537	532,416
6.50%	12/15/2028		64,102	66,014	0	0	64,102	66,014
7.00%	12/15/2028		0	0	23,298	24,374	23,298	24,374
6.00%	1/15/2029		1,394,301	1,417,549	64,198	65,268	1,458,499	1,482,817
6.50%	1/15/2029		1,909	1,966	244,700	251,985	246,609	253,951
6.00%	2/15/2029		540,090	549,095	0	0	540,090	549,095
6.50%	2/15/2029		26,263	27,045	60,174	61,966	86,437	89,011
6.00%	3/15/2029		76,578	77,855	109,876	111,708	186,454	189,563

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-6

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
7.50%	3/15/2029		0	0	418	436	418	436
6.50%	4/15/2029		160,266	165,038	193,225	198,977	353,491	364,015
6.50%	5/15/2029		21,226	21,857	0	0	21,226	21,857
6.50%	6/15/2029		260,541	268,299	0	0	260,541	268,299
7.00%	6/15/2029		64,965	67,965	0	0	64,965	67,965
6.50%	7/15/2029		4,581	4,718	167,175	172,152	171,756	176,870
7.00%	7/15/2029		136,033	142,316	39,630	41,460	175,663	183,776
7.50%	7/15/2029		9,052	9,455	0	0	9,052	9,455
7.50%	8/15/2029		84,598	88,358	195,631	204,325	280,229	292,683
6.50%	9/15/2029		0	0	34,566	35,597	34,566	35,597
7.50%	9/15/2029		34,338	35,865	2,277	2,379	36,615	38,244
8.00%	9/15/2029		5,286	5,615	0	0	5,286	5,615
6.50%	10/15/2029		14,706	15,143	0	0	14,706	15,143
7.50%	10/15/2029		24,923	26,031	4,314	4,506	29,237	30,537
7.50%	11/15/2029		0	0	121,343	126,735	121,343	126,735
7.50%	12/15/2029		4,175	4,361	0	0	4,175	4,361
8.00%	12/15/2029		38,739	41,145	0	0	38,739	41,145
8.00%	2/15/2030		1,879	1,994	0	0	1,879	1,994
7.50%	5/15/2030		10,180	10,630	0	0	10,180	10,630
8.00%	5/15/2030		5,044	5,352	0	0	5,044	5,352
7.50%	9/15/2030		14,273	14,903	0	0	14,273	14,903
7.00%	11/15/2030		8,601	8,997	0	0	8,601	8,997
7.00%	12/15/2030		38,486	40,261	0	0	38,486	40,261
7.00%	1/15/2031		0	0	22,895	23,941	22,895	23,941
6.50%	2/15/2031		2,235	2,300	0	0	2,235	2,300
6.50%	3/15/2031		100,393	103,291	0	0	100,393	103,291
7.00%	3/15/2031		0	0	34,430	36,003	34,430	36,003
6.00%	4/15/2031		656,506	667,005	0	0	656,506	667,005
6.50%	4/15/2031		224,346	230,821	0	0	224,346	230,821
7.00%	4/15/2031		0	0	51,901	54,274	51,901	54,274
6.50%	5/15/2031		257,169	264,592	0	0	257,169	264,592
6.50%	6/15/2031		156,109	160,614	290,994	299,412	447,103	460,026
7.00%	6/15/2031		0	0	42,908	44,868	42,908	44,868
6.50%	7/15/2031		76,982	79,203	7,251	7,460	84,233	86,663
7.00%	7/15/2031		0	0	41,959	43,876	41,959	43,876
6.50%	8/15/2031		15,263	15,704	119,634	123,087	134,897	138,791
6.00%	9/15/2031		88,306	89,718	0	0	88,306	89,718
6.50%	9/15/2031		15,367	15,811	0	0	15,367	15,811
7.00%	9/15/2031		0	0	12,390	12,956	12,390	12,956
6.00%	10/15/2031		0	0	84,040	85,384	84,040	85,384
7.00%	10/15/2031		0	0	12,641	13,219	12,641	13,219
6.00%	11/15/2031		670,854	681,582	67,469	68,549	738,323	750,131
7.00%	11/15/2031		0	0	29,042	30,369	29,042	30,369
6.00%	12/15/2031		591,375	600,832	54,472	55,344	645,847	656,176
6.50%	12/15/2031		250,561	257,793	0	0	250,561	257,793
6.00%	1/15/2032		547,703	556,226	542,214	550,649	1,089,917	1,106,875
6.50%	1/15/2032		264,150	271,529	0	0	264,150	271,529
7.00%	1/15/2032		0	0	11,321	11,841	11,321	11,841
6.00%	2/15/2032		792,871	805,208	15,942	16,190	808,813	821,398
5.50%	3/15/2032		813,728	810,543	0	0	813,728	810,543
6.00%	3/15/2032		1,497,068	1,520,363	118,495	120,339	1,615,563	1,640,702
6.00%	4/15/2032		13,429	13,638	6,182	6,279	19,611	19,917
6.50%	4/15/2032		29,039	29,850	0	0	29,039	29,850
6.00%	5/15/2032		0	0	168,899	171,528	168,899	171,528
7.00%	5/15/2032		0	0	40,906	42,785	40,906	42,785
6.00%	6/15/2032		240,764	244,511	0	0	240,764	244,511
6.00%	8/15/2032		0	0	3,981,188	4,043,192	3,981,188	4,043,192
5.50%	9/15/2032		355,205	353,793	0	0	355,205	353,793
6.00%	9/15/2032		0	0	226,324	229,845	226,324	229,845
6.00%	10/15/2032		0	0	32,094	32,594	32,094	32,594
5.00%	11/15/2032		74,927	73,033	0	0	74,927	73,033
5.50%	11/15/2032		4,160,971	4,144,422	0	0	4,160,971	4,144,422
6.00%	11/15/2032		0	0	173,523	176,223	173,523	176,223
5.00%	12/15/2032		94,613	92,221	0	0	94,613	92,221
5.50%	12/15/2032		2,017,961	2,009,937	0	0	2,017,961	2,009,937
6.00%	12/15/2032		1,075,661	1,092,399	0	0	1,075,661	1,092,399
5.00%	1/15/2033		496,572	483,985	0	0	496,572	483,985
6.00%	1/15/2033		0	0	240,917	244,582	240,917	244,582
5.00%	2/15/2033		2,809,496	2,738,284	0	0	2,809,496	2,738,284
5.50%	2/15/2033		1,441,908	1,435,894	0	0	1,441,908	1,435,894
5.00%	3/15/2033		2,856,226	2,783,829	0	0	2,856,226	2,783,829
5.50%	3/15/2033		1,804,514	1,796,989	0	0	1,804,514	1,796,989
5.00%	4/15/2033		2,492,166	2,428,996	0	0	2,492,166	2,428,996
5.50%	4/15/2033		1,502,665	1,496,399	0	0	1,502,665	1,496,399
6.00%	4/15/2033		0	0	29,841	30,295	29,841	30,295
5.00%	5/15/2033		182,257	177,637	0	0	182,257	177,637
6.00%	5/15/2033		0	0	7,588	7,703	7,588	7,703
5.00%	6/15/2033		3,590,337	3,499,332	0	0	3,590,337	3,499,332
5.50%	6/15/2033		1,646,676	1,639,809	0	0	1,646,676	1,639,809
5.00%	7/15/2033		4,219,385	4,112,436	0	0	4,219,385	4,112,436
5.00%	8/15/2033		1,636,692	1,595,206	0	0	1,636,692	1,595,206
5.50%	8/15/2033		1,613,140	1,606,413	0	0	1,613,140	1,606,413
5.00%	9/15/2033		3,045,085	2,967,900	0	0	3,045,085	2,967,900
5.50%	9/15/2033		819,398	815,981	0	0	819,398	815,981

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-7

		Pro Forma Combined Fund	GNMA PROGRAM		BLACKROCK PORTFOLIO		BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
5.00%	10/15/2033		5,187,338	5,055,853	0	0	5,187,338	5,055,853
5.50%	10/15/2033		822,283	818,854	0	0	822,283	818,854
6.00%	10/15/2033		0	0	152,133	154,447	152,133	154,447
5.00%	12/15/2033		981,016	956,150	0	0	981,016	956,150
6.00%	12/15/2033		0	0	397,853	403,904	397,853	403,904
6.00%	1/15/2034		0	0	93,459	94,770	93,459	94,770
6.00%	2/15/2034		0	0	71,208	72,207	71,208	72,207
5.00%	3/15/2034		1,893,201	1,844,164	0	0	1,893,201	1,844,164
5.50%	3/15/2034		1,631,017	1,623,755	0	0	1,631,017	1,623,755
6.00%	3/15/2034		0	0	23,178	23,503	23,178	23,503
5.00%	4/15/2034		1,267,274	1,234,450	0	0	1,267,274	1,234,450
5.50%	4/15/2034		555,916	553,441	0	0	555,916	553,441
5.50%	5/15/2034		2,579,253	2,567,770	0	0	2,579,253	2,567,770
6.00%	5/15/2034		0	0	360,437	365,495	360,437	365,495
5.00%	6/15/2034		3,502,926	3,412,196	0	0	3,502,926	3,412,196
5.50%	6/15/2034		4,302,305	4,283,150	0	0	4,302,305	4,283,150
6.00%	6/15/2034		0	0	134,362	136,248	134,362	136,248
6.00%	8/15/2034		0	0	171,572	173,980	171,572	173,980
5.00%	9/15/2034		657,112	640,092	0	0	657,112	640,092
5.50%	9/15/2034		0	0	267,737	266,545	267,737	266,545
5.50%	10/15/2034		0	0	86,311	85,927	86,311	85,927
6.00%	10/15/2034		0	0	1,137,588	1,153,553	1,137,588	1,153,553
6.00%	11/15/2034		0	0	190,646	193,321	190,646	193,321
6.50%	11/15/2034		0	0	48,354	49,626	48,354	49,626
4.50%	12/15/2034		0	0	823,890	780,668	823,890	780,668
5.00%	12/15/2034		1,574,324	1,533,547	0	0	1,574,324	1,533,547
4.50%	1/15/2035		0	0	3,742,412	3,543,540	3,742,412	3,543,540
5.00%	1/15/2035		2,087,253	2,032,097	0	0	2,087,253	2,032,097
5.00%	2/15/2035		1,111,266	1,081,901	0	0	1,111,266	1,081,901
5.50%	2/15/2035		1,961,943	1,952,360	0	0	1,961,943	1,952,360
5.50%	3/15/2035		1,002,985	998,086	1,499,493	1,492,168	2,502,478	2,490,254
5.00%	5/15/2035		1,057,470	1,029,526	0	0	1,057,470	1,029,526
6.00%	5/15/2035		0	0	100,718	102,066	100,718	102,066
5.00%	6/15/2035		968,138	942,555	0	0	968,138	942,555
5.00%	7/15/2035		1,541,753	1,501,012	0	0	1,541,753	1,501,012
5.00%	9/15/2035		2,660,993	2,590,677	0	0	2,660,993	2,590,677
5.50%	9/15/2035		1,580,460	1,572,740	0	0	1,580,460	1,572,740
5.00%	10/15/2035		2,938,405	2,860,756	0	0	2,938,405	2,860,756
5.50%	10/15/2035		0	0	76,071	75,700	76,071	75,700
5.50%	11/15/2035		5,044,896	5,020,254	0	0	5,044,896	5,020,254
6.00%	12/15/2035		0	0	742,140	752,070	742,140	752,070
5.50%	1/15/2036		0	0	88,840	88,362	88,840	88,362
6.00%	1/15/2036		867,724	879,052	332,337	336,676	1,200,061	1,215,728
5.50%	2/15/2036		2,344,220	2,331,621	0	0	2,344,220	2,331,621
6.00%	2/15/2036		0	0	545,579	552,702	545,579	552,702
5.50%	4/15/2036		1,849,921	1,839,978	0	0	1,849,921	1,839,978
6.00%	4/15/2036		897,230	908,944	604,150	612,037	1,501,380	1,520,981
5.00%	5/15/2036		0	0	1,956,068	1,903,358	1,956,068	1,903,358
6.00%	5/15/2036		0	0	812,808	823,420	812,808	823,420
5.00%	6/15/2036		0	0	2,471,345	2,404,749	2,471,345	2,404,749
6.00%	6/15/2036		991,209	1,004,149	495,643	502,114	1,486,852	1,506,263
6.00%	7/15/2036		991,512	1,004,455	1,113,265	1,127,798	2,104,777	2,132,253
5.50%	10/15/2036		994,838	989,490	0	0	994,838	989,490
6.00%	11/15/2036		0	0	916,482	928,447	916,482	928,447
6.00%	12/15/2036		0	0	40,068	40,591	40,068	40,591
Government National Mortgage Assoc. I 30 Year TBA
5.00%	4/1/2037		0	0	25,700,000	24,929,000	25,700,000	24,929,000
6.00%	4/1/2037		0	0	23,400,000	23,634,000	23,400,000	23,634,000
Government National Mortgage Assoc. II
7.00%	3/20/2024		0	0	129,172	134,603	129,172	134,603
7.00%	7/20/2024		0	0	28,890	30,104	28,890	30,104
8.00%	8/20/2024		0	0	155,727	164,464	155,727	164,464
7.00%	8/20/2025		0	0	146,628	152,941	146,628	152,941
7.50%	10/20/2025		0	0	27,522	28,649	27,522	28,649
7.00%	5/20/2027		0	0	33,037	34,461	33,037	34,461
6.00%	2/20/2029		0	0	99,009	100,536	99,009	100,536
6.00%	5/20/2032		0	0	502,369	509,559	502,369	509,559
6.00%	1/20/2033		0	0	426,783	432,740	426,783	432,740
5.50%	5/20/2034		0	0	7,884,117	7,836,718	7,884,117	7,836,718
6.00%	7/20/2034		0	0	761,175	771,271	761,175	771,271
6.50%	10/20/2034		0	0	10,298,823	10,553,685	10,298,823	10,553,685
6.00%	1/20/2035		0	0	14,304,262	14,477,775	14,304,262	14,477,775
5.00%	11/20/2035		0	0	5,537,817	5,370,712	5,537,817	5,370,712
6.00%	3/20/2036		0	0	1,556,749	1,575,126	1,556,749	1,575,126
6.00%	5/20/2036		0	0	858,272	868,403	858,272	868,403
5.50%	2/20/2037		0	0	59,889,866	59,471,175	59,889,866	59,471,175
Government National Mortgage Assoc. II ARM
3.50%	7/20/2034 (d)		0	0	6,708,029	6,554,982	6,708,029	6,554,982

Total Mortgage Pass-Throughs			116,624,086	115,992,285	222,124,769	221,048,480	338,748,855	337,040,765

Collateralized Mortgage Obligations (b)		0.6%
Countrywide Home Loans, Series 04-J4, Class 2A1
5.00%	5/25/2019		0	0	543,223	539,154	543,223	539,154

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-8

		Pro Forma Combined Fund	GNMA Program		BlackRock Portfolio			BlackRock Portfolio Pro Forma Combined
		% of Net Assets	Par/Shares	Market Value	Par/Shares		Market Value	Par/Shares		Market Value
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1
5.25%	10/25/2019		0	0	440,894		440,129	440,894		440,129
Federal National Mortgage Assoc., Series 03-130, Class SP (IO)
1.68%	8/25/2028 (e)		0	0	4,149,088		82,799	4,149,088		82,799
Master Asset Securitization Trust, Series 04-8, Class 3A1
5.25%	8/25/2019		0	0	290,274		286,465	290,274		286,465
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A
5.00%	11/25/2018		0	0	241,927		240,274	241,927		240,274
Wells Fargo Mortgage Backed Securities Trust, Series 04-8, Class A1
5.00%	8/25/2019		0	0	278,819		274,712	278,819		274,712

Total Collateralized Mortgage Obligations			0	0	5,944,225		1,863,533	5,944,225		1,863,533

Commercial Mortgage Backed Securities (b)		1.0%
J.P. Morgan Mortgage Trust, Series 06-A2, Class 5A3
3.75%	11/25/2033 (d)		0	0	1,617,766		1,608,053	1,617,766		1,608,053
Structured Asset Receivables Trust, Series 03-2
5.72%	1/21/2009 (d) (f) (g) (h)		0	0	1,165,623		1,165,259	1,165,623		1,165,259
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%	7/15/2025 (d)		0	0	159,432		158,376	159,432		158,376

Total Commercial Mortgage Backed Securities			0	0	2,942,821		2,931,688	2,942,821		2,931,688

Asset Backed Securities (b)		0.7%
Option One Mortgage Loan Trust, Series 06-1, Class 2A1
5.39%	1/25/2036 (d)		0	0	1,986,320		1,986,580	1,986,320		1,986,580

Total Asset Backed Securities			0	0	1,986,320		1,986,580	1,986,320		1,986,580

Short Term Investments		5.3%
Federal Home Loan Mortgage Corp., Discount Notes
4.90%	4/2/2007 (i)		0	0	5,000,000		4,999,319	5,000,000		4,999,319
Galileo Money Market Fund, 5.02%			0	0	7,900,028		7,900,028	7,900,028		7,900,028
U.S. Treasury Bills (j) 5.45% 4/5/2007			3,100,000	3,098,688	0		0	3,100,000		3,098,688

Total Short Term Investments			3,100,000	3,098,688	12,900,028		12,899,347	16,000,028		15,998,035

Call Options Purchased		0.0%			Number of Contracts			Number of Contracts

June 10 year U.S. Treasury Notes futures, Strike Price $110, Expires 05/25/07			0	0	6		1,031	6		1,031

Total Call Options Purchased			0	0	6		1,031	6		1,031

Call Swaptions Purchased		0.0%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07			0	0	300	(l)	31,470	300	(l)	31,470

Total Call Swaptions Purchased			0	0	300	(l)	31,470	300	(l)	31,470

Put Swaptions Purchased		0.0%
Deutsche Bank, Strike Rate 5.090%, Expires 08/28/07			0	0	300	(l)	52,920	300	(l)	52,920

Total Put Swaptions Purchased			0	0	300	(l)	52,920	300	(l)	52,920

Total Market Values of Securities Before Affiliated Investments		120.6%	119,724,086	119,090,973	250,398,769		245,305,910	370,122,855		364,396,883

Affiliated Investments - Long Term		0.0%			Par			Par

Federal Housing Authority, Merrill Lynch Project, Pool 42
7.43%	9/1/2022 (k)		0	0	3,225		3,265	3,225		3,265

Total Affiliated Investments - Long Term			0	0	3,225		3,265	3,225		3,265

Total Investments in Securities		120.6%	119,724,086	119,090,973	250,401,994		245,309,175	370,126,080		364,400,148

Mortgage Pass-Through TBA Sale Commitments		-6.1%
Federal Home Loan Mortgage Corp. Gold 15 Year
6.00%	4/1/2022		0	0	(400,000)		(406,500)	(400,000)		(406,500)
Federal National Mortgage Assoc. 15 Year
6.00%	4/1/2022		0	0	(800,000)		(813,000)	(800,000)		(813,000)
Federal National Mortgage Assoc. 30 Year
5.50%	4/1/2037		0	0	(9,800,000)		(9,695,875)	(9,800,000)		(9,695,875)
Government National Mortgage Assoc. I 30 Year
5.50%	4/1/2037		0	0	(7,500,000)		(7,436,700)	(7,500,000)		(7,436,700)

Total Mortgage Pass-Through TBA Sale Commitments			0	0	(18,500,000)		(18,352,075)	(18,500,000)		(18,352,075)

Call Swaptions Written		0.0%			Number of Contracts			Number of Contracts

Barclays Capital, Strike Rate 5.140%, Expires 04/21/08			0	0	(300)	(l)	(57,055)	(300)	(l)	(57,055)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07			0	0	(300)	(l)	(31,500)	(300)	(l)	(31,500)

Total Call Swaptions Written			0	0	(600)	(l)	(88,555)	(600)	(l)	(88,555)

Put Swaptions Written		-0.1%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08			0	0	(300)	(l)	(57,056)	(300)	(l)	(57,056)
Salomon Brothers, Strike Rate 5.080%, Expires 09/06/07			0	0	(300)	(l)	(55,620)	(300)	(l)	(55,620)

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-9

	Pro Forma Combined Fund % of Net Assets	GNMA Program			BlackRock Portfolio			BlackRock Portfolio Pro Forma Combined
		Par/Shares	Market Value		Par/Shares		Market Value	Par/Shares		Market Value
Total Put Swaptions Written		0	0		(600)	(l)	(112,676)	(600)	(l)	(112,676)

Liabililties in Excess of Other Assets	-14.4%		521,078				(44,179,611)			(43,658,533)

Net Assets	100.0%		119,612,051				182,576,258			302,188,309

Pro Forma Adujstments			(147,108	)(m)						(147,108	)(m)

Net Assets	100.0%	119,724,086	119,464,943		231,900,794		182,576,258	351,624,880		302,041,201

Total Investments in Securities at Cost (a)			119,964,621				246,152,917			366,117,538

(a) Cost for federal income tax purposes is $366,136,297. The gross unrealized appreciation
(depreciation) on a tax basis is as follows:
Gross unrealized appreciation	$ 1,553,471
Gross unrealized depreciation	(3,289,620)

	$ (1,736,149)

(b) Mortgage-Backed and Asset-Backed Securities are subject to accelerated principal paydowns. As a result of the pre-payments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(c) Security, or a portion thereof, pledged as collateral with a value of
$691,672 on 539 short U.S. Treasury Note futures contracts and 192 long U.S. Treasury Note futures contracts expiring June 2007. The value of such contracts on March 31, 2007 was $81,168,813, with an unrealized gain of $35, 988 (including commissions of $1,608).

(d) Variable rate security. Rate shown is the rate as of March 31, 2007.
(e) Rates shown are the effective yields as of March 31, 2007.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of March 31,
2007, the Portfolio held 0.4% of its net assets, with a current market value of $1,165,259 in securities restricted as to resale.

(g) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of March 31, 2007, these securities had a total market value of $1,165,259 which represents
0.4% of net assets.

(h) Security is illiquid. As of March 31, 2007, the Portfolio held 0.4% of its net assets, with a current market value of $1,165,259 in these securities.
(i) The rate shown is the effective yield at the time of purchase.
(j) Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Net Activity	Interest Income

Federal Housing Authority, Merrill Lynch Project, Pool 42	$0	$242
(l) Each swaption contract is equivalent to $10,000 notional amount.
(m) Adjustments due to estimated Reorganization expenses, which will not be borne by the pro forma Combined Fund on a going forward basis.

SAI-10

Derivatives

SWAPS OUTSTANDING

GNMA Program

No Swaps outstanding as of March 31, 2007.

BlackRock Portfolio

Swaps outstanding as of March 31, 2007.

Portfolio	Counter-Party	Termination Date	Interest Receivable Rate		Interest Payable Rate		Notional amount (Local Currency)	Unrealized Appreciation (Depreciation)

GNMA	Union Bank of Switzerland	04/16/07	5.36%	(1)	3.00%		$ 15,000,000	$(23,934)
	Bank of America	04/30/07	6.84%	(2)	5.32%	(3)	4,125,000	(3,040)
	Union Bank of Switzerland	06/22/10	5.64%		5.37%	(1)	8,200,000	278,448
	Union Bank of Switzerland	08/16/10	5.36%	(1)	4.56%		4,900,000	65,464
	Union Bank of Switzerland	09/27/10	4.51%		5.37%	(1)	3,000,000	(45,729)
	Deutsche Bank	01/09/11	4.78%		5.36%	(1)	24,500,000	(172,332)
	Deutsche Bank	11/21/11	5.03%		5.38%	(1)	1,500,000	21,211
	Citibank	12/12/11	4.95%		5.34%	(1)	10,900,000	115,758
	Citibank	12/13/11	4.91%		5.36%	(1)	16,000,000	143,520
	Bank of America	12/20/11	5.35%	(1)	4.99%		33,100,000	(407,130)
	Morgan Stanley	01/17/12	5.16%		5.36%	(1)	11,300,000	78,648
	Bank of America	02/27/12	5.10%		5.36%	(1)	7,700,000	34,265
	Union Bank of Switzerland	03/27/12	5.35%	(1)	4.92%		16,000,000	55,200
	Morgan Stanley	10/01/14	5.36%	(1)	4.52%		4,100,000	104,244
	Morgan Stanley	07/11/15	4.44%		5.36%	(1)	1,800,000	(85,176)
	Morgan Stanley	08/02/15	4.73%		5.37%	(1)	4,100,000	(113,037)
	Deutsche Bank	01/17/16	4.94%		5.36%	(1)	2,200,000	(32,467)
	Barclays Bank	03/10/16	5.34%	(1)	5.28%		7,500,000	(92,627)
	Goldman Sachs	09/13/16	5.34%	(1)	5.34%		1,600,000	(20,924)
	Bank of America	01/31/17	5.36%	(1)	5.42%		1,600,000	(30,016)
	Goldman Sachs	02/27/17	5.36%	(1)	5.22%		1,700,000	(5,987)
	Deutsche Bank	03/07/17	5.07%		5.33%	(1)	6,000,000	(52,200)
(1)	Rate shown is based on the 3 month LIBOR as of the most recent payment date.
(2)	Rate shown is based on the 1 month LIBOR as of most recent payment date.
(3)	Rate shown is based on Bank of America CMBS 10 year index as of most recent payment date.
*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-11

BlackRock Portfolio
Options roll-forward schedule

Call	Number of Contracts	Premium
Balance at 03/31/2006	317	$ 139,818
Written	1,780	499,920
Expired	(17)	(8,718)
Closed	(1,786)	(500,057)

Balance at 03/31/2007	294	$ 130,963

Put	Number of Contracts	Premium
Balance at 03/31/2006	317	$ 140,084
Written	1,780	499,920
Expired	—	—
Closed	(1,797)	(507,254)

Balance at 03/31/2007	300	$ 132,750

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-12

GNMA PROGRAM AND
BLACKROCK PORTFOLIO
PRO FORMA CONDENSED COMBINED STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 2007
(UNAUDITED)

					BlackRock
					Portfolio
	GNMA	BlackRock	Pro Forma		Pro Forma
	Program	Portfolio	Adjustments		Combined

ASSETS
Investments at value - unaffiliated (Cost $119,964,621 and $246,149,633)	$ 119,090,973	$ 245,305,910			364,396,883
Investments at value - affiliated long term (Cost $0 and $3,284)	-	3,265			3,265
Cash	1,061	-			1,061
Investments in swap contracts	-	9,544			9,544
Collateral paid for swap contracts	-	527,103			527,103
Interest receivable	557,454	1,095,854			1,653,308
Investments sold receivable	199,835	18,630,881			18,830,716
Receivable from advisor	-	8			8
Capital shares sold receivable	37,109	185,369			222,478
Principal paydowns	90	-			90
Prepaid expenses	3,386	25,602			28,988
Unrealized appreciation on swaps	-	896,758			896,758
Futures margin receivable	-	58,995			58,995

TOTAL ASSETS	119,889,908	266,739,289			386,629,197

LIABILITIES
Collateral received for swap contracts	-	527,103			527,103
Investments purchased payable	-	63,050,497			63,050,497
Distributions payable	-	602,106			602,106
Interest payable	-	40,294			40,294
Capital shares redeemed payable	85,917	173,382			259,299
Options & swaptions written, at fair value (premiums received $0 and $358,500)	-	201,231			201,231
Mortgage pass-throughs TBA sale commitments at fair value (Proceeds paid $0 and $18,392,094)	-	18,352,075			18,352,075
Unrealized depreciation on swaps	-	1,084,599			1,084,599
Advisory fees payable (1)	-	14,315			14,315
Administration fees payable (2)	22,266	15,199			37,465
Custodian fees payable (3)	10,924	288			11,212
Transfer agent fees payable (3)	65,430	30,077	7,500	(5)	103,007
Distribution fees payable (4)	-	21,244			21,244
Officers’ and Trustees’ fees payable	667	43			710
Other accrued expenses payable	92,653	50,578	139,608	(5)	282,839

TOTAL LIABILITIES	277,857	84,163,031	147,108		84,587,996

NET ASSETS	119,612,051	182,576,258	(147,108)		302,041,201

ANALYSIS OF NET ASSETS
Accumulated paid in capital	120,681,585	194,501,497			315,183,082
Undistributed net investment income	86,297	537,059	(147,108)	(5)	476,248
Accumulated net realized loss on investments	(282,183)	(11,441,461)			(11,723,644)
Unrealized depreciation on investment transactions, futures, options, swaptions and swap contracts	(873,648)	(1,020,837)			(1,894,485)

NET ASSETS	119,612,051	182,576,258	(147,108)		302,041,201

OUTSTANDING SHARES
BlackRock Class		1,253,464			1,253,464
Institutional Class	5,855,617	12,202,985	6,668,710	(6)	24,727,312
Service Class		832,559			832,559
Investor A Class		1,570,518			1,570,518
Investor B Class		1,319,097			1,319,097
Investor C Class		1,956,680			1,956,680

NET ASSET VALUE PER SHARE
BlackRock Class		9.53			9.53
Institutional Class	20.43	9.54			9.54
Service Class		9.53			9.53
Investor A Class		9.58			9.58
Investor B Class		9.55			9.55
Investor C Class		9.54			9.54

NET ASSETS PER CLASS
BlackRock Class		11,945,511			11,945,511
Institutional Class	119,612,051	116,399,788	(147,108)	(5)	235,864,731
Service Class		7,935,239			7,935,239
Investor A Class		15,041,871			15,041,871
Investor B Class		12,592,635			12,592,635
Investor C Class		18,661,214			18,661,214

(1)	Payable to BlackRock for advisory services.
(2)	Payable to PFPC and/or BlackRock for accounting and/or administration services.
(3)	Payable to PFPC and/or BONY for custody and transfer agent services.
(4)	Payable to PNC Bank affilliates for distribution and sales support services.
(5)	Adjustments due to estimated Reorganization expense, which will not be borne by the pro forma Combined Fund on a going forward basis.
(6)	Transfer of shares of the GNMA Program into the Institutional class of the BlackRock Portfolio plus shares adjustment for the difference in NAV/share.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-13

GNMA PROGRAM AND BLACKROCK PORTFOLIO
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2007
(UNAUDITED)

					BlackRock
					Portfolio
	GNMA	BlackRock	Pro Forma		Pro Forma
	Program	Portfolio	Adjustments		Combined

Investment Income
Interest	$ 6,660,761	$ 9,356,005	-		$ 16,016,766
Dividends and reclaims	-	170,570	-		170,570
Interest from Affiliates	-	1,090	-		1,090

Total investment income	6,660,761	9,527,665	-		16,188,426

Expenses:
Investment advisor fee	-	975,582	674,700	(1)	1,650,282
Administration fee	310,041	133,033	(218,036)	(1)	225,038
Administration fee - BlackRock class	-	2,899	-		2,899
Administration fee - Institutional class	-	27,497	30,667	(1)	58,164
Administration fee -Service class	-	1,907	-		1,907
Administration fee - Investor A class	-	3,514	-		3,514
Administration fee - Investor B class	-	3,628	-		3,628
Administration fee - Investor C class	-	4,922	-		4,922
Custodian fee	45,298	4,371	(15,751)	(1)	33,918
Transfer agent fee	245,067	-	(245,067)	(1)	-
Transfer agent fee - BlackRock class	-	557	-		557
Transfer agent fee - Institutional class	-	12,404	345,370	(1)	357,774
Transfer agent fee - Service class	-	3,489	-		3,489
Transfer agent fee - Investor A class	-	18,171	-		18,171
Transfer agent fee - Investor B class	-	27,771	-		27,771
Transfer agent fee - Investor C class	-	32,563	-		32,563
Shareholder servicing fee - Service class	-	19,073	-		19,073
Shareholder servicing fee - Investor A class	-	35,086	-		35,086
Shareholder servicing fee - Investor B class	-	36,278	-		36,278
Shareholder servicing fee - Investor C class	-	49,229	-		49,229
Distribution fee - Investor A class	-	6,873	(6,873)	(2)	-
Distribution fee - Investor B class	-	108,829	-		108,829
Distribution fee - Investor C class	-	147,691	-		147,691
Legal and audit fee	27,502	52,504	(5,782)	(3)	74,224
Printing fee	27,455	23,338	(9,318)	(4)	41,475
Registration fees and expenses	6,105	49,270	(6,105)	(4)	49,270
Officers’ and Trustees’ fees	11,931	10,971	(7,503)	(5)	15,399
Other	83,570	15,429	(70,135)	(4)	28,864

Total expenses	756,969	1,806,879	466,167		3,030,015

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

SAI-14

					BlackRock
					Portfolio
	GNMA	BlackRock	Pro Forma		Pro Forma
	Program	Portfolio	Adjustments		Combined

Less fees paid indirectly	-	(284)	-		(284)
Less advisory fees waived	-	(466,678)	(301,562)	(6)	(768,240)
Less administrative fees waived - BlackRock class	-	(2,899)	-		(2,899)
Less administrative fees waived - Institutional class	-	-	(58,164)	(6)	(58,164)
Less distribution fees waived - Investor A class		(6,873)	6,873	(7)	-
Less Transfer Agent fees waived - BlackRock class	-	(182)	-		(182)
Less Transfer Agent fees waived - Institutional class	-	-	(39,163)	(6)	(39,163)
Less Transfer Agent fees reimbursed - BlackRock class	-	(364)	-		(364)
Less Transfer Agent fees reimbursed - Institutional class	-	-	(248,814)	(6)	(248,814)

Net expenses	756,969	1,329,599	(174,663)		1,911,905

Net investment income	5,903,792	8,198,066	174,663		14,276,521

Realized and unrealized gain (loss) on investment:
Net realized gain (loss) from:
Investment transactions	(2,339)	(1,268,022)	-		(1,270,361)
Affiliated Transactions	-	114,183	-		114,183
Options and swaptions written	-	142,421	-		142,421
Futures and swaps	-	108,407	-		108,407

	(2,339)	(903,011)	-		(905,350)

Change in unrealized appreciation (depreciation) from:
Investments - unaffiliated	670,732	2,316,834	-		2,987,566
Investments - affiliated	-	41	-		41
Options and swaptions written	-	112,958	-		112,958
Futures and swaps	-	(710,471)	-		(710,471)

	670,732	1,719,362	-		2,390,094

Net increase in net assets resulting from operations	$ 6,572,185	$ 9,014,417	$ 174,663		$ 15,761,265

(1)	Adjustment due to contractual agreement of the surviving fund.
(2)	Adjustment due to change in the distribution and service plan of the surviving fund.
(3)	Adjustment based on legal and audit arrangements of the surviving fund.
(4)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(5)	Adjustment based on director compensation plan of the surviving fund.
(6)	Adjustment due to waiver/reimbursement agreement of the surviving fund.
(7)	Adjustment due to change in the waiver/reimbursement agreement of the surviving fund.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.
SAI-15

GNMA PROGRAM,
BLACKROCK PORTFOLIO and
BLACKROCK PORTFOLIO PRO FORMA COMBINED

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

        The Board of Directors of The GNMA Fund Investment Accumulation Program, Inc. (the “GNMA Program”), at a meeting held on May 24, 2007 and the Board of Trustees (the “Board”) of the GNMA Portfolio (the “BlackRock Portfolio”, and collectively, the “Funds” and each a “Fund”), a series of BlackRock Funds II, at a meeting held on May 30, 2007 each approved their respective Fund’s entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of the GNMA Program, the GNMA Program will transfer substantially all of its assets and certain stated liabilities to BlackRock Portfolio in exchange for Institutional shares of the BlackRock Portfolio equal in value to the net assets of the GNMA Program (the “Reorganization”). If the Reorganization is consummated, then shares of the BlackRock Portfolio will be distributed to the GNMA Program’s shareholders on a pro rata basis in liquidation of the GNMA Program.

        The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at March 31, 2007. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended March, 31, 2007. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of March 31, 2007, all the securities held by the GNMA Program comply with the compliance guidelines and/or investment restrictions of the BlackRock Portfolio. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends of GNMA Program and BlackRock Portolio are December 31 and September 30, respectively.

        The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective statements of additional information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been

SAI-16

had the Reorganization occurred on March 31, 2007. Following the Reorganization, the BlackRock Portfolio will be the accounting survivor.

        The GNMA Program will pay its costs with respect to the Reorganization. BlackRock Advisors, LLC and its affiliates will bear the costs of the BlackRock Portfolio with respect to the Reorganization.

NOTE 2—Fund Portfolio Valuation:

        Valuation of investments held by the BlackRock Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt securities with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the BlackRock Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

        When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

        The books and records of the BlackRock Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. (III) The BlackRock Portfolio does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The BlackRock Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

NOTE 3—Capital Shares:

        The pro forma net asset value per share assumes the issuance of shares of the BlackRock Portfolio that would have been issued at March 31, 2007 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of GNMA Program, as of March 31, 2007, divided by the net asset value per share of the shares of BlackRock Portfolio as of March 31, 2007. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2007:

	Shares of BlackRock Portfolio Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination

BlackRock Class	1,253,464		1,253,464
Institutional Class	12,202,985	12,524,327	24,727,312
Service Class	832,559		832,559
Investor A Class	1,570,518		1,570,518
Investor B Class	1,319,097		1,319,097
Investor C Class	1,956,680		1,956,680

NOTE 4—Pro Forma Operating Expenses:

        The pro forma condensed combined statement of operations for the 12 month period ended March 31, 2007, as adjusted, giving effect to the Reorganization reflect changes in expenses of the GNMA Program as if the Reorganization was consummated on April 1, 2006. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

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        Each of GNMA Program and BlackRock Portfolio has elected to be taxed as a “regulated investment company”under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, BlackRock Portfolio will seek to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, GNMA Program will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

        The BlackRock Portfolio will succeed to the capital loss carryforwards of the GNMA Program. The GNMA Program has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, the GNMA Program will undergo an “ownership change” for tax purposes (because the GNMA Program is smaller than the BlackRock Portfolio), and accordingly, the BlackRock Portfolio’s use of the GNMA Program’s capital loss carryforwards will be subject to the tax loss limitation rules of the Code. However, these limitations are not expected to impose significant restrictions on the use of the GNMA Program’s capital loss carryforwards.

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BLACKROCK FUNDS II

PART C

OTHER INFORMATION

Item 15. Indemnification

        Section 9.3 of the BlackRock Funds II’s (“Trust”) Declaration of Trust incorporated by reference herein as Exhibit 1 provides as follows:

        Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

        The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Section 9.6 of the Trust’s Declaration of Trust, also provides for the indemnification of shareholders of the Trust. Section 9.6 states as follows:

        Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising

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from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16. Exhibits

(1) (a) Declaration of Trust of the Registrant dated April 26, 2007; incorporated herein by reference to Exhibit 1(a) of the BlackRock Trust’s Registration Statement on Form N-1A filed on May 3, 2007.

(b) Amendment No. 1 to Declaration of Trust of the Registrant dated April 26, 2007; incorporated herein by reference to Exhibit 1(b) of the BlackRock Trust’s Registration Statement on Form N-1A filed on June 1, 2007.

(2) Code of Regulations of the Registrant, dated April 26, 2007; incorporated herein by reference to Exhibit 2(a) of the BlackRock Trust’s Registration Statement on Form N-1A filed on May 3, 2007.

(3) None.

(4) Form of Agreement and Plan of Reorganization, filed herewith as Appendix B to Combined Prospectus/Proxy Statement.

(5) Sections V, VIII and IX of Registrant’s Declaration of Trust dated April 26, 2007 are incorporated herein by reference to Exhibit (1)(a) of Registrant’s Registration Statement on Form N-1A filed on May 3, 2007; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit (2)(a) of the Registrant’s Registration Statement on Form N-1A filed on May 3, 2007.

(6) (a) Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC incorporated herein by reference to Exhibit 4(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b) Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. incorporated herein by reference to Exhibit 4(c) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(7) Form of Distribution Agreement between Registrant and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(a) to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(8) None.

(9) Form of Custodian Services Agreement between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(10) (a) Distribution and Service Plan for Institutional Shares is incorporated by reference to Exhibit 13(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b) Form of Appendix A to Distribution and Service Plan is incorporated by reference to Exhibit 13(b) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(c) Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(11) Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP filed herewith.

(12) Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding certain tax matters to be filed by post-effective amendment.

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(13) (a) Form of Administration Agreement among Registrant, BlackRock Advisors, LLC and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(b) Form of Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 8(b) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(c) Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(d) Schedule A to Expense Limitation Agreement is incorporated herein by reference to Exhibit 8(d) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(e) Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(e) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(14)(a) Consent of Independent Registered Accounting Firm of the BlackRock Portfolio is filed herewith.

(b) Consent of Independent Registered Accounting Firm of the GNMA Program is filed herewith.

(15) None.

(16) Power of Attorney (included on signature page of initial filing of the Registration Statement on Form N-14 (File No. 333-143524), as filed on June 5, 2007).

(17)(a) Form of Proxy Card is filed herewith.

(b) Code of Ethics of Registrant is incorporated herein by reference to Exhibit 16(a) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(c) Code of Ethics of BlackRock, Inc. is incorporated herein by reference to Exhibit 16(b) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(d) Code of Ethics of BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 16(c) of Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the BlackRock Funds II, in the City of New York and the State of New York on the 13th day of July, 2007.

BLACKROCK FUNDS II

By:	/s/ Donald C. Burke

Name: Donald C. Burke
Title: President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
	Signature	Title	Date

/s/	Donald C. Burke	President (Principal Executive Officer)	July 13, 2007

(Donald C. Burke)

	Neal Andrews*	Treasurer (Principal Financial Officer)	July 13, 2007

(Neal Andrews)

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Bruce R. Bond*	Trustee	July 13, 2007

(Bruce R. Bond)

Richard S. Davies*	Trustee	July 13, 2007

(Richard S. Davies)

Stuart E. Eizenstat*	Trustee	July 13, 2007

(Stuart E. Eizenstat)

Laurence D. Fink*	Trustee	July 13, 2007

(Laurence D. Fink)

Robert M. Hernandez*	Trustee	July 13, 2007

(Robert M. Hernandez)

Dr. Matina Horner*	Trustee	July 13, 2007

(Dr. Matina Horner)

Toby Rosenblatt*	Trustee	July 13, 2007

(Toby Rosenblatt)

David R. Wilmerding, Jr.*	Trustee and Chairman of the Board	July 13, 2007

(David R. Wilmerding, Jr.)

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact
/s/ Donald C. Burke (Donald C. Burke)

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SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description
11	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special Massachusetts counsel for the Registrant.

14(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

14(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for GNMA Program.
17(a)	Form of Proxy Card.